THE FLEX-FUNDS®

PROSPECTUS	THE MUIRFIELD FUND®
AUGUST 25, 2008
THE TOTAL RETURN UTILITIES FUND
(Formerly known as The Socially Responsible Utilities Fund)

THE QUANTEX FUNDTM
(Formerly known as The Highlands Growth Fund®)

THE DYNAMIC GROWTH FUND

THE AGGRESSIVE GROWTH FUND

THE DEFENSIVE BALANCED FUND
(Formerly known as The Defensive Growth Fund®)

THE STRATEGIC GROWTH FUND
(Formerly known as The Focused Growth Fund®)

THE U. S. GOVERNMENT BOND FUND

THE MONEY MARKET FUND

The Flex-funds® is a family of funds that includes nine funds covering a variety of investment strategies.

This Prospectus gives you important information about the funds that you should know before you invest. Please read this Prospectus carefully before investing and keep it handy for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Flex-funds®
6125 Memorial Drive
Dublin, OH 43017
614-760-2159
Toll Free: 1-800-325-3539
Fax: 614-766-6669
flexfunds@meederfinancial.com
www.flexfunds.com

CONTENTS

THE FUNDS

A fund-by-fund look at	The Muirfield Fund®	_____
investment goals, strategies,	The Total Return Utilities
	Fund	_____
risks, performance and expenses.	The Quantex Fund™	_____
	The Dynamic Growth Fund	_____
	The Aggressive Growth Fund	_____
	The Defensive Balanced Fund	_____
	The Strategic Growth Fund	_____
	The U.S. Government Bond Fund	_____
	The Money Market Fund	_____

Information on who may want to	Who May Want to Invest	_____
invest and who may not want
to invest in a particular fund.

More information about the funds	More Information about the Funds	_____
you should know before investing.	Who Manages the Funds?	_____
How Does Taxation Affect the
	Funds and Their Shareholders?	_____
	Financial Highlights	_____

SHAREHOLDER MANUAL

Information about account	How to Buy Shares	_____
transactions and services.	Distribution Fees	_____
How to Make Withdrawals
	(Redemptions)	_____
	Transaction Policies	_____
	Other Shareholder Services	_____

MORE ABOUT RISK

Investment Practices, Securities
and Related Risks	_____
Risk and Investment Glossary	_____

FOR MORE INFORMATION

Where to learn more about the funds.	Back Cover

THE MUIRFIELD FUND® - FLMFX

INVESTMENT GOAL

The Fund seeks growth of capital. To pursue this goal, the Fund invests primarily in other growth mutual funds that are not affiliated with the Fund.

MAIN STRATEGIES

The Fund is a "fund of funds" that pursues its investment goal through asset allocation and mutual fund selection. The Fund invests primarily in equity funds investing in common stocks. In the underlying mutual funds, current income will usually be of secondary importance. The Adviser overweights mutual fund types that it believes represent above average market potential relative to market risk. The Adviser continually evaluates style, market capitalization and sector rotation when selecting funds. Once the areas of strength are identified, a fundamental and technical review is performed to identify the areas of strength that the Adviser believes have the best fundamental and technical attributes for continued relative strength. From this analysis, a portfolio “theme” is constructed emphasizing the areas identified as the best investment opportunities.

The Fund may invest up to 100% of its assets in money market securities and investment grade bonds as a defensive tactic. When invested defensively, the Fund may be unable to achieve its investment objective. The Fund places a high degree of importance on maintaining and protecting portfolio values from adverse market conditions. The Fund strives to avoid losses during high-risk market environments and strives to provide attractive returns during low-risk markets. When the Adviser's evaluation of the stock market indicates that the risks of the stock market are greater than the potential rewards, the Fund will reduce or eliminate its position in equity mutual funds in order to attempt to preserve capital. The Fund may also invest in common stocks directly.

The Fund may invest in derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Fund.

The Fund may invest in index-based investments and closed-end funds. For more information, see "The Muirfield Fund - How Does the Fund Pursue its Investment Goal?"

None of the Fund's investment policies are fundamental and all may be changed without shareholder approval. For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

When the Fund is invested primarily in equity mutual funds, the value of your investment will fluctuate in response to stock market movements. Because the Fund invests primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. In addition, investing through the Fund in an underlying portfolio of Funds involves additional expenses and tax results that would not arise if you invested directly in the funds that the Fund owns. By investing indirectly in underlying funds through the Fund, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any applicable contingent deferred sales charges and redemption charges, as disclosed within the fee tables enclosed. Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

The underlying mutual funds may invest in smaller or newer companies which are more likely to grow as well as suffer more significant losses than larger or more established companies. Investments in such companies can be both more volatile and more speculative.

If the Adviser does not accurately predict changing market conditions and other economic factors, the Fund's assets might be allocated in a manner that is disadvantageous. As with any mutual fund, loss of money is a risk of investing in the Fund. Please read "More About Risk" carefully before investing in this Fund.

PERFORMANCE

The bar chart below provides some indication of the risks of investing in The Muirfield Fund® by showing changes in the Fund's performance from year to year over a 10-year period. The table below compares the Fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[Plot points for bar chart]:

Year	Annual Total Return
1998	29.33%
1999	16.43%
2000	-16.50%
2001	-11.52%
2002	-11.42%
2003	27.39%
2004	6.80%
2005	2.13%
2006	13.62%
2007	7.02%

During the 10-year period shown in the bar chart, the highest return for a quarter was 25.45% (quarter ended December 31, 1998) and the lowest return for a quarter was -14.16% (quarter ended June 30, 2000).

Average Annual Total Returns (for the periods ended December 31, 2007)	Past One Year	Past 5 Years	Past 10 Years
The Muirfield Fund® Return Before Taxes	7.02%	11.06%	5.23%
The Muirfield Fund® Return After Taxes on Distributions	4.09%	10.19%	5.02%
The Muirfield Fund® Return After Taxes on Distributions and Sale of Fund Shares	2.82%	8.94%	4.87%
The S&P 500 Index[1]	5.49%	12.81%	5.90%
Blended Index [2]	5.32%	8.94%	5.30%
The Morningstar Average Asset Allocation Fund Index[3]	6.45%	10.48%	6.03%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

1The S&P 500 Composite Stock Price Index is a widely recognized unmanaged index of common stock prices. The S&P does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

2The Blended Index is comprised of 60% S&P 500 Index and 40% 90-day T-bills. This index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

3An index of funds such as The Morningstar Average Asset Allocation Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. The Morningstar Average Asset Allocation Fund Index takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

•	to buy Fund shares directly from the Fund
•	to reinvest dividends in additional shares
•	to exchange into shares of other funds in the Flex-funds® family of funds, or
•	to redeem your shares.

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)

Management Fees	0.99%
Distribution and Service (12b-1) Fees	0.40%
Other Expenses[1]	0.49%
Total Annual Fund Operating Expenses	1.88%
Acquired Fund Fees and Expenses[2]	0.93%
Net Annual Fund and Underlying Funds’ Operating Expenses	2.81%

1 "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 2007.

2 Acquired fund fees and expenses are those expenses incurred indirectly by the Fund as a result of investments in shares of one or more investment company.

EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

•	invest $10,000 in the Fund
•	redeem your shares at the end of the periods shown below
•	earn a 5% return each year and
•	incur the same Fund operating expenses shown above, your cost of investing in the Fund would be:

1 Year	3 Years	5 Years	10 Years

$191	$591	$1,016	$2,201

Your actual costs may be higher or lower.

THE TOTAL RETURN UTILITIES FUND - FLRUX
(Formerly known as The Socially Responsible Utilities Fund)

INVESTMENT GOAL

The Fund seeks total returns, including income and appreciation of income by investing in equity securities of domestic and foreign public utility companies and their suppliers; however, the Fund will not invest in electric utilities that generate power from nuclear reactors.

MAIN STRATEGIES

The Fund generally invests at least 80% of the value of its net assets in securities of domestic or foreign companies that provide electricity (none of which is generated by nuclear reactors), natural gas, water, telecommunications, video distribution or sanitary services (collectively, "utility services") to the public and industry, and in suppliers of services and equipment to those companies. Electricity and gas industries in which the Fund invests include transportation and distribution services between utilities and producers of energy, and independent producers of energy as well as traditional regulated utilities. Communications companies in which the Fund invests include wireline, wireless, fiber, backhaul, cable, radio, and satellite industries. Any utility in which the Fund invests must derive at least 50% of its revenues from the provision of utility services. The Fund also invests in companies that derive at least 50% of their revenues from supplying services and equipment to the industries listed above. Such suppliers may include phone manufacturers, alternate energy equipment manufacturers, meter reading equipment, broadband and routing equipment, enabling technology, etcetera. In determining appropriate industry and sector representation the subadviser makes use of its knowledge of the relevant industries and GIC and SIC codes, making a reasonable determination regarding the correct characterization of a company, bearing in mind the fact that occasionally stocks are mis-categorized or have experienced a change in circumstances since their sector and industry codes were assigned.

The subadviser uses fundamental analysis to identify those securities that it believes provide potential for appreciation, current income or growth of income. Depending on the security, any or all of those three factors may be of greater or lesser importance. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value. In addition, the subadviser may from time to time use technical analysis in attempting to determine optimal buy and sell points for individual securities. Technical analysis views the absolute and relative movement of a company’s stock in an effort to ascertain the probabilities for future price change, based on market factors.

None of the Fund's investment policies are fundamental and all may be changed without shareholder approval. The Fund will provide a notice to shareholders at least 60 days in advance of any change in the Fund’s non-fundamental 80% concentration investment policy in accordance with Rule 35d-1 of the Investment Company Act of 1940, as amended.

For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

Utility stocks are subject to interest rate risk – i.e., price fluctuations due to changing interest rates. Rising interest rates can be expected to reduce the Fund’s net asset value. Because the Fund concentrates in the utility industry, its performance is largely dependent on the utility industry's performance, which may differ from that of the overall stock market. Governmental regulation of public utility companies can limit their ability to expand their business or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by fuel shortages or cost increases, environmental protection or energy conservation regulations, as well as fluctuating demand for their services. Investments in securities of foreign companies involve additional risks relating to political and economic developments abroad, including currency fluctuations. The Fund may invest in telecommunications companies. The telecommunications sector has historically been more volatile due to the rapid pace of product change and development within the sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements. The Fund may not invest in electric utilities that generate power from nuclear reactors. Because of this prohibition, the Fund may miss out on investment opportunities that become profitable in these types of electrical utilities. As with any mutual fund, loss of money is a risk of investing in the Fund. Please read “More About Risk” carefully before investing in this Fund.

PERFORMANCE

The bar chart below provides some indication of the risks of investing in The Total Return Utilities Fund by showing changes in the Fund’s performance from year to year over a ten-year period. The table below compares the Fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[Plot points for bar chart]:

Year	Annual Total Return
1998	8.77%
1999	20.01%
2000	20.03%
2001	-14.57%
2002	-30.36%
2003	15.46%
2004	18.01%
2005	16.80%
2006	17.68%
2007	18.24%

During the period shown in the bar chart, the highest return for a quarter was 15.08% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.85% (quarter ended September 30, 2002).

Average Annual Total Returns (for the periods ended December 31, 2007)	Past One Year	Past 5 Years	Past 10 Years

The Total Return Utilities Fund* Return Before Taxes	18.24%	17.23%	10.42%
The Total Return Utilities Fund Return After Taxes on Distributions	18.01%	16.95%	7.29%
The Total Return Utilities Fund Return After Taxes on Distributions and Sale of Fund Shares	11.85%	15.10%	6.78%
Russell 3000 Utilities Index[1]	9.14%	15.52%	3.11%
Blended Index [2]	6.92%	11.74%	4.50%
The Morningstar Average Utilities Fund Index[3]	20.71%	21.39%	9.49%
The S&P 500 Utilities Index[4]	19.25%	21.44%	7.75%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans for individual retirement accounts, or to shares held by non-taxable entities.

1 The Russell 3000 Utilities Index is a market capitalization-weighted index that comprises of utility stocks that are included in the Russell 3000 Index. The Russell 3000 Utilities Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

2The Blended Index is comprised of 60% of the Russell 3000 Utilities Index and 40% of the Lehman Bros. Long Credit Index. The index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

3An index of funds such as The Morningstar Average Utilities Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. The Morningstar Utilities Fund Index takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

4 The S&P 500 Utilities Index is a capitalization-weighted index. The S&P Utilities Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index. The S&P Utilities Index was a benchmark for the Fund from January 1, 2006 to December 31, 2006.

*The Fund’s name changed on August 25, 2008 to more aptly suit its investment strategy. The Fund’s investment strategy has remained unchanged.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

•	to buy Fund shares directly from the Fund,

•	to reinvest dividends in additional shares,
•	to exchange into shares of other Funds in the Flex-funds® family of funds,
•	or to redeem your shares.

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)

Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.45%
Other Expenses[1]	0.65%
Total Annual Fund Operating Expenses	2.10%

1 "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 2007.

EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

•	invest $10,000 in the Fund
•	redeem your shares at the end of the periods shown below
•	earn a 5% return each year and
•	incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:

1 Year	3 Years	5 Years	10 Years

$213	$658	$1,129	$2,431

Your actual costs may be higher or lower.

THE QUANTEX FUND™ - FLCGX
(Formerly known as The Highlands Growth Fund)

INVESTMENT GOAL

The Fund seeks long-term capital appreciation. Current income is not a primary investment objective.

MAIN STRATEGIES

Normally, at least 80% of the Fund’s net assets will be invested in the equity securities of small and mid-capitalization companies. Although a universal definition of small- and mid-capitalization companies does not exist, the Fund generally defines (a) mid-capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the S&P 400 Mid-Cap Index (between approximately $260 million and $12.5 billion as of March 31, 2008 or a similar index, and (b) small capitalization companies whose market capitalizations are similar to those of companies in the Russell 2000 Index (between approximately $25 million and $7.4 billion as of February 29, 2008 or a similar index.

The Fund may continue to hold or buy additional shares of a company that is no longer of comparable size until the next annual readjustment of the Fund. Market capitalization is defined as share price multiplied by the number of shares of common stock outstanding. An equity security or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Except when it may be necessary to accumulate cash in order to meet anticipated redemptions, the Fund will normally be fully invested.

The Fund relies exclusively on a quantitative investment approach when selecting securities. A quantitative approach utilizes financial models and computer databases to assist in the selection process. The rankings are then used to determine which securities are to be added or removed from the Fund’s portfolio on an ongoing basis. The Fund is readjusted to an equal weighted basis once per year.

Typically, the Fund will be diversified throughout all major industry sectors. There are occasions however, when not all sectors are represented in the Fund during a given year. Sector diversification is not of paramount concern, whereas more emphasis is put on the capitalization level of the stocks owned by the Fund at any given point in time. The Fund may also invest in index-based investments, stock index futures and mutual funds.

Through the implementation of a quantitative model, stocks are screened for addition to or removal from the Fund’s portfolio on an annual basis. At that time, all securities are equally weighted as is reasonable. For the remainder of the year, only minor adjustments to the Fund are required to account for various corporate activities (e.g., mergers).

None of the Fund’s investment policies are fundamental and all may be changed without shareholder approval.

For more information, see “How do the Funds Pursue Their Investment Goal?” under “More Information About the Funds.”

MAIN RISK FACTORS

Stocks. Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Smaller and Mid-size Companies. While smaller and mid-size companies may offer substantial opportunities for capital growth, they also involve substantial risks. Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and mid-size companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and mid-size companies to changing economic conditions.

Liquidity. Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

More detailed information about the Fund, its policies and risks can be found in the Fund’s Statement of Additional Information.

PERFORMANCE

The bar chart below provides some indication of the risks of investing in The Quantex Fund™ by showing changes in the Fund’s performance from year to year over a 10-year period. The table on the following page compares the Fund's performance with broad measures of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[Plot points for bar chart]:

Year	Annual Total Return
1998	23.67%
1999	21.16%
2000	- 9.76%
2001	-13.33%
2002	-24.69%
2003	27.21%
2004	7.62%
2005*	7.21%
2006	16.67%
2007	-7.00%

*The Fund changed its name, investment objective and strategy on April 30, 2005. The annual total returns above reflect a combination of results from the prior investment objective and strategy and the new investment objective and strategy.

During the period shown in the bar chart, the highest return for a quarter was 19.82% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.32% (quarter ended September 30, 2002).

Average Annual Total Returns (for the periods ended December 31, 2007)	Past One Year	Past 5 Years	Past 10 Years

The Quantex Fund™* Return Before Taxes	-7.00%	9.76%	3.46%
The Quantex Fund™ Return After Taxes on Distributions	-7.26%	9.54%	2.71%
The Quantex Fund™ Return After Taxes on Distributions and Sale of Fund Shares	-4.54%	8.32%	2.75%
Blended Index [1]	3.19%	16.22%	9.17%
The S&P MidCap 400 Index[2]	7.93%	16.17%	11.18%
The Russell 2000 Index[3]	-1.55%	16.28%	7.17%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

1The Blended Index consists of 50% Russell 2000 Index and 50% S&P MidCap 400 Index. The index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

2The S&P MidCap 400 Index is an unmanaged index of common stock prices of mid-sized companies. The S&P MidCap 400 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

3 The Russell 2000 Index is a market-capitalization weighted index of the 2,000 smallest companies included in the 2,000 largest U.S. domiciled companies. The Russell 3000 Index is a market-capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index and the Russell 3000 Index do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

*On April 30, 2005 The Highlands Growth Fund changed its name to The Quantex Fund and changed its investment strategy. Performance results prior to January 1, 2006 reflect a combination of the Fund’s previous investment strategy and the current investment strategy.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

•	to buy Fund shares directly from the Fund
•	to reinvest dividends in additional shares
•	to exchange into shares of other Funds in the Flex-funds® family of funds
•	or to redeem your shares.

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)

Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.40%
Other Expenses[1]	0.69%
Total Annual Fund Operating Expenses	2.09%
Fee Waiver[2]	0.25%
Net Expenses	1.84%

1 "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 2007.

2 The Adviser has contractually agreed to reduce its management fee by 0.25%. The Adviser may terminate this agreement after April 30, 2009.

EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

•	invest $10,000 in the Fund
•	redeem your shares at the end of the periods shown below
•	earn a 5% return each year and
•	incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:

1 Year	3 Years	5 Years	10 Years

$187	$579	$995	$2,159

Your actual costs may be higher or lower.

THE DYNAMIC GROWTH FUND - FLDGX

INVESTMENT GOAL

The Fund seeks growth of capital. To pursue this goal, the Fund invests in other mutual funds that are not affiliated with the Fund.

MAIN STRATEGIES

The Fund is a "fund of funds" that pursues its investment goal by investing primarily in open-end or closed-end investment companies (the “underlying funds”). The underlying funds in which the Fund invests seek primarily capital growth or appreciation, without regard to current income, by investing in common stock or securities convertible into or exchangeable for common stock. The Adviser overweights mutual fund types that it believes represent above average market potential relative to market risk. The Adviser continually evaluates market capitalization (for example, large capitalization versus small capitalization) and market sectors (for example, high tech versus industrial companies) when selecting mutual funds. Except when it may be necessary to accumulate cash in order to satisfy minimum purchase requirements of the underlying funds or to meet anticipated redemptions, the Fund normally will be fully invested in underlying funds.

The Fund may invest in index-based investments. See "The Dynamic Growth Fund - “How does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

The Fund may invest up to 100% of its assets directly in, or in underlying funds investing in, future contracts and options on futures contracts. The Fund may also invest up to 20% of its assets in money market securities, money market funds, and investment grade bonds as a defensive tactic.

None of the Fund's investment policies are fundamental and all may be changed without shareholder approval.

For more information, see "How Do the Funds Pursue Their Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

When the Fund is invested in underlying funds that own stocks, the value of your investment in the Fund will fluctuate in response to stock market movements.

The underlying funds may invest in smaller or newer companies, which are more likely to grow and suffer more significant losses, than larger or more established companies. Investments in such companies can be both more volatile and more speculative.

The underlying funds may invest in aggressive growth stocks, which may be more expensive relative to their earnings or assets compared to value or other stocks. The prices of aggressive growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

When the Fund invests in underlying funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds.

Because the Fund invests primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. In addition, investing through the Fund in an underlying portfolio of funds involves additional expenses and tax results that would not arise if you invested directly in the funds that the Fund owns. By investing indirectly in underlying funds through the Fund, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

As with any mutual fund, loss of money is a risk of investing in the Fund. Please read "More About Risk" carefully before investing.

PERFORMANCE

The bar chart on the following page provides some indication of the risks of investing in The Dynamic Growth Fund by showing changes in the Fund’s performance from year to year over a seven-year period. The table on the following page compares the Fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[Plot points for bar chart]:

Year	Annual Total Return
2001	-13.47%
2002	24.29%
2003	37.46%
2004	3.52%
2005	5.08%
2006	15.96%
2007	7.06%

During the period shown in the bar chart, the highest return for a quarter was 16.82% (quarter ended June 30, 2003), and the lowest return for a quarter was -15.19% (quarter ended September 30, 2001).

Average Annual Total Returns (for the periods ended December 31, 2007)	Past One Year	Past Five Years	Since Inception[1]

The Dynamic Growth Fund Return Before Taxes	7.06%	13.17%	0.64%
The Dynamic Growth Fund Return After Taxes on Distributions	4.52%	10.79%	0.22%
The Dynamic Growth Fund Return After Taxes on Distributions and Sales of Fund Shares	5.69%	9.45%	0.36%
The S&P 500 Index[2]	5.49%	12.81%	2.61%
The Morningstar Average Growth Mutual Fund Index[3]	8.25%	13.23%	2.48%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

1 Inception date 2/29/00.

2The S&P 500 Composite Stock Price Index is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

3An index of funds such as The Morningstar Average Growth Mutual Fund Index includes a number of mutual funds grouped by investment objective. Each of those Funds interprets that objective differently, and each employs a different management style and investment strategy. The Morningstar Average Growth Mutual Fund Index takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

•	to buy Fund shares directly from the Fund
•	to reinvest dividends in additional shares
•	to exchange into shares of other funds in the Flex-funds® family of funds
•	or to redeem your shares.

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)

Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.45%
Other Expenses[1]	0.66%
Total Annual Fund Operating Expenses	1.86%
Acquired
Fund Fees and Expenses[2]	0.95%
Net Annual Fund and Underlying
Funds’ Operating Expenses	2.81%

1“Other Expenses” are based upon expenses actually incurred by the Fund for the year ended December 31, 2007.

2 Acquired fund fees and expenses are those expenses incurred indirectly by the Fund as a result of investments in shares of one or more investment company.

EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

•	invest $10,000 in the Fund
•	redeem your shares at the end of the periods shown below
•	earn a 5% return each year and
•	incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:

1 Year	3 Years	5 Years	10 Years

$189	$585	$1,006	$2,180

Your actual costs may be higher or lower.

THE AGGRESSIVE GROWTH FUND - FLAGX

INVESTMENT GOAL

The Fund seeks growth of capital. To pursue this goal, the Fund invests in other mutual funds that are not affiliated with the Fund.

MAIN STRATEGIES

The Fund is a "fund of funds" that pursues its investment goal by investing primarily in open-end or closed-end investment companies (the “underlying funds”). The underlying funds in which the Fund invests primarily seek capital growth or appreciation, without regard to current income, by investing in common stock or securities convertible into or exchangeable for common stock. The Adviser overweights mutual fund types that it believes represent above average market potential relative to market risk, and may focus on underlying funds that invest a higher percentage of their assets in newer and/or smaller capitalization companies. In addition, the Adviser may invest in underlying funds that limit their investments to companies in narrow sectors of the economy.  The Adviser continually evaluates market capitalization (for example, large capitalization versus small capitalization) and market sectors (for example, high tech versus industrial companies) when selecting mutual funds. Except when it may be necessary to accumulate cash in order to satisfy minimum purchase requirements of the underlying funds or to meet anticipated redemptions, the Fund normally will be fully invested in underlying funds.

The Fund may invest in index-based investments. See " How Do the Funds Pursue Their Investment Goal?" under "More Information About the Funds."

The Fund may invest up to 100% of its assets directly in, or in underlying funds investing in, futures contracts and options on futures contracts. The Fund may also invest up to 20% of its assets in money market securities, money market funds, and investment grade bonds as a defensive tactic.

None of the Fund's investment policies are fundamental and all may be changed without shareholder approval.

The underlying funds in which The Aggressive Growth Fund invests may incur more risk and volatility than those in which The Dynamic Growth Fund invests. For example, they may trade their portfolios more actively (which results in higher brokerage commissions and increased realization of taxable gains) and/or invest in companies whose securities are subject to more erratic movements. In addition, under normal circumstances, the underlying funds in which The Aggressive Growth Fund invests will be more likely to use leverage than those in which The Dynamic Growth Fund invests. Furthermore, under normal circumstances, The Aggressive Growth Fund will be more likely to be invested in fewer sectors of the economy than The Dynamic Growth Fund. Although The Aggressive Growth Fund and The Dynamic Growth Fund may invest in shares of the same underlying fund, the percentage of each Fund's assets so invested may vary, and the Adviser will determine that such investments are consistent with the investment objectives and policies of each Fund.For more information, see "How Do the Funds Pursue Their Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

The Adviser uses an aggressive growth strategy in choosing the Fund's investments. As a result, an investment in the Fund involves a greater degree of risk, and its share price may be more volatile, than an investment in a conservative equity fund or a growth fund invested entirely in proven growth stocks. When the Fund is invested in underlying funds that own stocks, the value of your investment in the Fund will fluctuate in response to stock market movements. The underlying funds may invest in smaller or newer companies, which are more likely to grow, but also more likely to suffer more significant losses, than larger or more established companies. Investments in such companies can be both more volatile and more speculative.

The underlying funds may invest in aggressive growth stocks, which may be more expensive relative to their earnings or assets compared to value or other stocks. The prices of aggressive growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

When the Fund invests in underlying funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds.

Because the Fund invests primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. In addition, investing through the Fund in a portfolio of underlying funds involves additional expenses and tax results that would not arise if you invested directly in the funds that the Fund owns. By investing indirectly in the underlying funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

The Fund may invest in ETF's and index funds. The ETFs and index funds will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by these investments may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs

As with any mutual fund, loss of money is a risk of investing in the Fund. Please read "More About Risk" carefully before investing.

PERFORMANCE

The bar chart on the following page provides some indication of the risks of investing in The Aggressive Growth Fund by showing changes in the Fund’s performance from year to year over a seven-year period. The table on the following page compares the Fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[Plot points for bar chart]:

Year	Annual Total Return
2001	-17.04%
2002	-26.53%
2003	38.83%
2004	2.71%
2005	5.62%
2006	13.54%
2007	6.14%

During the period shown in the bar chart, the highest return for a quarter was 18.12% (quarter ended June 30, 2003), and the lowest return for a quarter was -18.93% (quarter ended September 30, 2001).

Average Annual Total Returns (for the periods ended December 31, 2007)	Past One Year	Past Five Years	Since Inception[1]
The Aggressive Growth Fund Return Before Taxes	6.14%	12.66%	-1.74%
The Aggressive Growth Fund Return After Taxes on Distributions	5.94%	12.50%	-1.81%
The Aggressive Growth Fund Return After Taxes on Distributions and Sale of Fund Shares	3.96%	10.97%	-1.50%
The Nasdaq Composite Index[2]	10.66%	15.46%	6.53%
The Morningstar Average Aggressive Growth Mutual Fund Index[3]	12.44%	15.79%	-2.99%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

1 Inception date 2/29/00.

2 The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-cap stocks. The NASDAQ Composite Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

3An index of funds such as The Morningstar Average Aggressive Growth Mutual Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. The Morningstar Average Aggressive Growth Mutual Fund Index takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

•	to buy Fund shares directly from the Fund
•	to reinvest dividends in additional shares
•	to exchange into shares of other Funds in the Flex-funds® family of funds
•	or to redeem your shares.

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)

Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.45%
Other Expenses[1]	0.56%
Total Annual Fund Operating Expenses	1.76%
Acquired Fund Fees and Expenses[2]	0.95%
Net Annual Fund and Underlying
Funds’ Operating Expenses	2.71%

1“Other Expenses” are based upon estimated amounts for the current fiscal year.

2 Acquired fund fees and expenses are those expenses incurred indirectly by the Fund as a result of investments in shares of one or more investment company.

EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

•	invest $10,000 in the Fund
•	redeem your shares at the end of the periods shown below

•	earn a 5% return each year and
•	incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:

1 Year	3 Years	5 Years	10 Years

$186	$576	$990	$2,148

Your actual costs may be higher or lower.

THE DEFENSIVE BALANCED FUND -FLDFX
(Formerly known as The Defensive Growth Fund)

INVESTMENT GOAL

The Fund seeks income and growth of capital consistent with reasonable risk. To pursue this goal, the Fund invests in other mutual funds that are not affiliated with the Fund.

MAIN STRATEGIES

The Fund primarily invests in both growth funds, as well as in fixed income securities and mutual funds investing in fixed income securities and other debt instruments.

The Fund will always invest at least 30%, and may invest up to 70%, of its assets primarily in equity mutual funds (“underlying funds”) investing in common stocks. In the underlying funds, current income will usually be of secondary importance. The Adviser overweights mutual fund types that it believes represent above average market potential relative to market risk. The Adviser continually evaluates style, market capitalization and sector rotation when selecting funds. Once the areas of strength are identified, a fundamental and technical review is performed to identify the areas of strength that the Adviser believes have the best fundamental and technical attributes for continued relative strength. From this analysis, a portfolio “theme” is constructed emphasizing the areas identified as the best investment opportunities. The Fund may also invest in common stocks directly.

The Fund is referred to as the “Defensive Balanced” Fund because the Fund will invest at least 30% and may invest up to 70% of its assets in investment grade bonds, money market instruments, and/or exchange traded funds that invest in fixed income securities as a defensive tactic. The Fund places a high degree of importance on maintaining and protecting portfolio values from adverse market conditions. The Fund strives to avoid losses during high-risk market environments and strives to provide attractive returns during low-risk markets. When the Adviser's evaluation of the stock market indicates that the risks of the stock market are greater than the potential rewards, the Fund will reduce its position in underlying funds in order to attempt to preserve capital.

The Fund may invest in derivatives, such as financial futures contracts and related options as a hedge against changes resulting from market conditions, in the value of securities held or intended to be held by the Fund.

The Fund may invest in index-based investments and closed-end funds. For more information, see "The Defensive Balanced Fund - How Does the Fund Pursue its Investment Goal?"

None of the Fund's investment policies are fundamental and all may be changed without shareholder approval. For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

Because the Fund invests primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. In addition, investing through the Fund in a portfolio of underlying funds involves additional expenses and tax results that would not arise if you invested directly in the funds that the Fund owns. By investing indirectly in underlying funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Credit Risk  The Fund may invest in bonds, mutual funds investing in bonds and other debt securities. Investments in bonds, also known as fixed income securities, involve certain risks. An issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund. The Fund may invest in an underlying fund that invests in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

ETF Risk.  The Fund may invest in ETF's and index funds. The ETFs and index funds will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by these investments may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs

As with any mutual fund, loss of money is a risk of investing in the Fund. Please read "More About Risk" carefully before investing.

PERFORMANCE

The bar chart on the following page provides some indication of the risks of investing in The Defensive Balanced Fund by showing changes in the Fund’s performance from year to year over a one-year period. The table on the following page compares the Fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[Plot points for bar chart]: FUND INCEPTION DATE 1/31/06

Year	Annual Total Return

2007	5.03%

During the period shown in the bar chart, the highest return for a quarter was 4.57% (quarter ended June 30, 2007), and the lowest return for a quarter was -2.32% (quarter ended December 31, 2007).

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Since Inception[1]
The Defensive Balanced Fund Return Before Taxes	5.03%	5.68%
The Defensive Balanced Fund Return After Taxes on Distributions	3.68%	4.83%
The Defensive Balanced Fund Return After Taxes on Distributions and Sale of Fund Shares	3.83%	4.48%
The S&P 500 Index[2]	5.49%	9.51%
The Morningstar Average Asset Allocation Fund[3]	6.45%	7.71%
The Morningstar Average Balanced Fund[4]	5.79%	7.47%
70% 60/40 Index, 30% Lehman Intermediate Government Credit Index[5]	5.86%	7.17%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

1 Inception date 1/31/06.

2 The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

3 The Morningstar Average Asset Allocation Fund includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. The Morningstar Average Asset Allocation Fund takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

4The Morningstar Average Balanced Fund includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. The Morningstar Average Balanced Fund takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

5The 60/40 Index is comprised of 60% S&P 500 Index and 40% 90-day T-bills. The Lehman Brothers Intermediate-Term Government/Credit Index is an unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment grade or higher and have one to ten years remaining until maturity and at least $100 million outstanding. These indices do not take into account the deduction of expenses associated with a mutual fund such as investment management and accounting fees. An investor cannot invest directly in an index.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

•	to buy Fund shares directly from the Fund
•	to reinvest dividends in additional shares
•	to exchange into shares of other Funds in the Flex-funds® family of funds
•	or to redeem your shares.

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)

Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.45%
Other Expenses[1]	0.60%
Total Annual Fund Operating Expenses	1.80%
Acquired Fund Fees and Expenses[2]	0.65%
Net Annual Fund and Underlying Funds’ Operating Expenses	2.45%

1 "Other Expenses" are based upon estimated amounts for the current fiscal year.

2 Acquired fund fees and expenses are those expenses incurred indirectly by the Fund as a result of investments in shares of one or more investment company.

EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

•	invest $10,000 in the Fund
•	redeem your shares at the end of the periods shown below
•	earn a 5% return each year and
•	incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$169	$523	$902	$1,965

Your actual costs may be higher or lower.

THE STRATEGIC GROWTH FUND – FLFGX
(Formerly known as The Focused Growth Fund)

INVESTMENT GOAL

The Fund seeks growth of capital. To pursue this goal, the Fund invests in other mutual funds that are not affiliated with the Fund.

MAIN STRATEGIES

The Fund is a "fund of funds" that pursues its investment goal by investing primarily in open-end or closed-end investment companies (the “underlying funds”). The underlying funds in which the Fund invests primarily seek capital growth or appreciation, without regard to current income, by investing in common stock or securities convertible into or exchangeable for common stock. The Fund’s current approximate target investment allocations (expressed as a percentage of its net assets) among asset classes is set out below. The Fund’s assets normally will be invested in accordance with its target investment allocations at times that the Fund is rebalanced. As these are target investment allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown.

U.S Large-Capitalization Equities	25%
U.S Mid-Capitalization Equities	20%
U.S Small-Capitalization Equities	12.5%
Non-U.S./International (including Emerging markets) equities	17.5%
Real Estate Equities	12.5%
Commodity Based Equities	12.5%

The Fund may invest in index-based investments. See "The Dynamic Growth Fund, The Aggressive Growth Fund and The Strategic Growth Fund — How do the Funds pursue their investment goals?" under "More Information About the Funds."

The Fund may invest up to 100% of its assets directly in, or in underlying funds investing in, futures contracts and options on futures contracts.

None of the Fund's investment policies are fundamental and all may be changed without shareholder approval.

MAIN RISK FACTORS

When the Fund is invested in underlying funds that own stocks, the value of your investment in the Fund will fluctuate in response to stock market movements.

Assets will be allocated among funds and markets based on judgments made by the Adviser. There is a risk that the fund may allocate assets to an underlying fund or market that underperforms other asset classes.

The underlying funds may invest in smaller or newer companies, which are more likely to grow, but also more likely to suffer more significant losses, than larger or more established companies. Investments in such companies can be both more volatile and more speculative.

The underlying funds may invest in aggressive growth stocks, which may be more expensive relative to their earnings or assets compared to value or other stocks. The prices of aggressive growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

When the Fund invests in underlying funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds.

Because the Fund invests primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. In addition, investing through the Fund in a portfolio of underlying funds involves additional expenses and tax results that would not arise if you invested directly in the funds that the Fund owns. By investing indirectly in the underlying funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

As with any mutual fund, loss of money is a risk of investing in the Fund. Please read "More About Risk" carefully before investing.

PERFORMANCE

The bar chart on the following page provides some indication of the risks of investing in The Strategic Growth Fund by showing changes in the Fund’s performance from year to year over a one-year period. The table on the following page compares the Fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[Plot points for bar chart]: FUND INCEPTION DATE 1/31/06

Calendar Year	Annual Total Return

2007	5.08%

During the period shown in the bar chart, the highest return for a quarter was 4.57% (quarter ended June 30, 2007), and the lowest return for a quarter was -2.29% (quarter ended December 31, 2007).

Average Annual Total Returns (for the periods ended December 31, 2007)	Past One Year	Since Inception[1]
The Strategic Growth Fund Return Before Taxes	5.08%	6.79%
The Strategic Growth Fund Return After Taxes on Distributions	3.75%	5.96%
The Strategic Growth Fund Return After Taxes on Distributions and Sale of Fund Shares	4.23%	5.52%
The S&P 500 Index[2]	5.49%	9.51%
The Morningstar Average Growth Fund[3]	8.25%	8.15%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

1Inception date 1/31/06.

2The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

3The Morningstar Average Growth Fund includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. The Morningstar Average Growth Fund takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

• to buy Fund shares directly from the Fund
• to reinvest dividends in additional shares
• to exchange into shares of other Funds in the Flex-funds® family of funds
• or to redeem your shares.

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)

Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.45%
Other Expenses[1]	0.72%
Total Annual Fund Operating Expenses	1.92%
Acquired
Fund Fees and Expenses[2]	1.11%
Net Annual Fund and Underlying
Funds’ Operating Expenses	3.03%

1 "Other Expenses" are based upon estimated amounts for the current fiscal year.

2 Acquired fund fees and expenses are those expenses incurred indirectly by the Fund as a result of investments in shares of one or more investment company.

EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

• invest $10,000 in the Fund
• redeem your shares at the end of the periods shown below
• earn a 5% return each year and (could do up to 8%)
• incur the same Fund operating expenses shown above

Your cost of investing in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$171	$530	$913	$1,987

Your actual costs may be higher or lower.

THE U.S. GOVERNMENT BOND FUND - FLXBX

INVESTMENT GOAL

The Fund seeks to maximize current income through investment in:

•	securities which are issued, or guaranteed as to principal and interest, by the U.S. Government or any of its agencies or instrumentalities;

•
repurchase agreements relating to any of the foregoing U.S. Government securities or repurchase agreements collateralized by commercial paper rated no lower than “A-1” by Standard & Poor’s Corporation or “Prime-1” by Moody’s Investors Services, Inc., provided no more than 20% of the Fund’s net assets will be invested in repurchase agreements collateralized by the foregoing commercial paper; and

•
investment grade and non-investment grade corporate debt obligations, exchange traded funds, index-based investments and unit investment trusts that invest in investment grade or non-investment grade corporate debt obligations rated B or higher by Moody’s or Standard & Poor’s, or if unrated, determined by the Adviser to be of comparable quality, provided no more than 20% of the Fund’s net assets will be invested in the foregoing securities.

MAIN STRATEGIES

Normally, the Fund invests at least 80% of the Fund’s assets in U.S. Government debt securities. The Fund may invest in U.S. Treasuries; agency securities such as Ginnie Mae, Sallie Mae, Fannie Mae and Freddie Mac; and repurchase agreements involving these securities. The Fund may invest in U.S. Government securities having any maturity. Normally, the Fund will invest in intermediate and/or long-term U.S. Government securities if the Adviser believes the risk/reward relationship of the bond market is positive. The Fund will invest in short-term U.S. Government securities or money market securities when the Adviser believes the risk/reward relationship of the bond market is negative.

When analyzing the market for U.S. Government securities, the Adviser employs a quantitative model that includes the following indicators:

•	Interest Rate Trends - the movement of U.S. Government securities yields of various maturities.
•	Yield curve - yield levels of various maturities at a point in time.
•	Economic Indicators - economic growth, employment, and inflation.

The Fund may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes resulting from market conditions, in the value of securities held or intended to be held by the Fund.

None of the Fund's investment policies are fundamental and all may be changed without shareholder approval.

For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

As with most bond funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. Government securities). The market value of debt securities (including U.S. Government securities) with longer maturities are more volatile and are likely to respond to a greater degree to changes in interest rates than the market value of debt securities with shorter maturities. These and other risks of investing in the Fund are set forth in "More About Risk." Other factors may affect the market price and yield of the Fund's securities, including investor demand and domestic and worldwide economic conditions. As with any mutual fund, loss of money is a risk of investing in the Fund.

PERFORMANCE

The bar chart shown below provides some indication of the risks of investing in The U.S. Government Bond Fund by showing changes in the Fund's performance from year to year over a 10-year period. The table below compares the Fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[Plot points for bar chart]:

Year	Annual Total Return
1998	9.62%
1999	0.35%
2000	8.15%
2001	1.23%
2002	10.34%
2003	-4.43%
2004	1.64%
2005	-0.14%
2006	4.13%
2007	7.44%

During the 10-year period shown in the bar chart, the highest return for a quarter was 9.90% (quarter ended September 30, 2002) and the lowest return for a quarter was -3.89% (quarter ended June 30, 2004).

Average Annual Total Returns
(for the periods ended
December 31, 2007)	Past One Year	Past 5 Years	Past 10 Years

The U.S. Government Bond Fund Return Before Taxes	7.44%	1.65%	3.73%
The U.S. Government Bond Fund Return After Taxes on Distributions	5.29%	0.15%	2.27%
The U.S. Government Bond Fund Return After Taxes on Distributions and Sale of Fund Shares	4.77%	0.43%	2.31%
The Lehman Brothers Intermediate-Term Government/Credit Index[1]	7.39%	4.06%	5.76%
The Morningstar Average General U.S. Government Bond Fund Index[2]	6.00%	3.09%	4.77%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

1The Lehman Brothers Intermediate-Term Government/Credit Index is an unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment grade or higher and have one to ten years remaining until maturity and at least $100 million outstanding. The Lehman Brother Intermediate-Term Government/Credit Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

2 The Morningstar Average General U.S. Government Bond Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. The Morningstar Average General U.S. Government Bond Fund Index takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

• to buy Fund shares directly from the Fund
• to reinvest dividends in additional shares
• to exchange into shares of other Funds in the Flex-funds® family of funds
• or to redeem your shares.

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)

Management Fees[1]	0.40%
Distribution and Service (12b-1) Fees	0.40%
Other Expenses[2]	0.92%
Total Annual Fund Operating Expenses	1.72%

1 For the period January 1, 2007 through April 30, 2007, the Adviser voluntarily agreed to reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit the Fund’s total annual operating expenses to 1.10% of average daily net assets. As of May 1, 2007, the Adviser voluntarily decreased that limit to 0.99% of average daily net assets. The Adviser may terminate this agreement at any time.

2 "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 2007.

EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

• invest $10,000 in the Fund
• redeem your shares at the end of the periods shown below
• earn a 5% return each year and
• incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:

1 Year	3 Years	5 Years	10 Years

$175	$542	$933	$2,030

Your actual costs may be higher or lower.

THE MONEY MARKET FUND - FFMXX

INVESTMENT GOAL

The Fund seeks to provide current income while maintaining a stable share price of $1.00. To pursue this goal, the Fund invests primarily in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. Government, securities issued by U.S. Government agencies, or obligations issued by corporations and financial institutions.

MAIN STRATEGIES

The Fund, like all money funds, follows SEC guidelines on the quality, maturity and diversification of its investments. These guidelines are designed to help reduce a money fund's risks so that it is more likely to keep its share price at $1.00.

•
The Fund only buys securities that the Adviser determines present minimal credit risks and that are rated in one of the top two short-term rating categories or that are comparable unrated securities in the Adviser's opinion.

•	The Fund only buys securities with remaining maturities of 397 calendar days or less and maintains a dollar-weighted average portfolio maturity of 90 days or less.

•	Generally, the Fund may not invest more than 5% of its total assets in the securities of a single issuer, other than in U.S. Government securities.

•
Generally, the Adviser will attempt to purchase securities with longer maturities when it believes interest rates are falling and will attempt to purchase securities with shorter maturities when it believes interest rates are rising.

The Fund will limit its purchases to U.S. Government securities and securities of its agencies and instrumentalities, bank obligations and instruments secured thereby, high quality commercial paper, high-grade corporate obligations, funding agreements and repurchase agreements.

None of the Fund's investment policies are fundamental and all may be changed without shareholder approval.

For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

The Fund is subject to income risk, which is the possibility that the Fund's dividends or income will decline because of falling interest rates. The Fund is subject, to a limited extent, to credit risk which is the possibility that the issuer of a security owned by the Fund will be unable to repay interest and principal in a timely manner.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please read "More About Risk" carefully before investing.

PERFORMANCE

The bar chart below provides some indication of the risks of investing in The Money Market Fund by showing changes in the Fund's performance from year to year over a 10-year period. The table below compares the Fund's performance with the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[Plot points for bar chart]:

The Money Market Fund - Retail Class

Year	Annual Total Return
1998	5.31%
1999	4.96%
2000	6.20%
2001	4.10%
2002	1.59%
2003	0.92%
2004	1.06%
2005	2.85%
2006	4.71%
2007	4.95%

During the 10-year period shown in the bar chart, the highest return for a quarter was 1.59% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.20% (quarter ended June 30, 2004). The performance of other classes may vary from that shown above because of differences in expenses.

The Money Market Fund - Retail Class of Shares’ seven-day simple yield on December 31, 2007 was 4.48% and the seven-day compound yield on December 31, 2007 was 4.57%. To request the Fund's current seven-day yield, please call 1-800-325-FLEX or 614-760-2159.

The Money Market Fund - Institutional Class of Shares’ seven-day simple yield on December 31, 2007 was 4.62% and the seven-day compound yield ended December 31, 2007 was 4.72%.

Average Annual Total Returns
(for the periods ended
December 31, 2007)	Past One Year	Past 5 Years	Past 10 Years	Since Inception

The Money Market Fund Retail Class	4.95%	2.88%	3.65%	5.02%[1]
The Lipper General Purpose Money Market Fund[2] Average	4.49%	2.40%	3.17%	4.65%

The Money Market Fund – Institutional Class	5.09%	N/A	N/A	4.31%[3]
The iMoneyNet General Purpose Institutional Money Market Fund[4] Average	5.06%	N/A	N/A	4.24%

1 Inception date: 3/27/85

2 The Lipper General Purpose Money Market Fund Average includes a number of mutual funds grouped by investment objective. The Lipper Average General Purpose Money Market Fund Average takes into account the deduction of expenses associated with a money market fund, such as investment management and accounting fees. An investor cannot invest directly in an index.
3 Inception date: 12/28/04
4 The iMoneyNet General Purpose Institutional Money Market Fund Average includes first-tier rated institutional money market funds and takes into account the deduction of expenses associated with a money market fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

• to buy Fund shares directly from the Fund
• to reinvest dividends in additional shares
• to exchange into shares of other Funds in the Flex-funds® family of funds
• or to redeem your shares.

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)

	Retail	Institutional
	Class	Class

Management Fees	0.32%	0.32%
Distribution (12b-1) Fees	0.20%	0.03%
Other Expenses[1]	0.32%	0.32%
Total Annual Fund Operating Expenses[2]	0.84%	0.67%

1“Other Expenses” are based upon expenses actually incurred by the Fund for the year ended December 31, 2007.

2 The Adviser has agreed voluntarily to waive its fees and/or absorb expenses (exclusive of brokerage fees and commissions, taxes, interest and extraordinary or non-recurring expenses) to limit the Fund’s total annual operating expenses for Retail Class shares to 0.48% and Institutional Class shares to 0.34%. The Adviser may terminate this agreement at any time.

EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

• invest $10,000 in the Fund
• redeem your shares at the end of the periods shown below
• earn a 5% return each year and
• incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years

Retail Class	$86	$268	$466	$1,037
Institutional Class	$68	$214	$373	$835

Your actual costs may be higher or lower.

 WHO MAY WANT TO INVEST

The Muirfield Fund®

The Fund may be appropriate if you:

•	are seeking long-term growth potential but are concerned about moderating the risks associated with being invested in stocks at all times

• are seeking to diversify your portfolio

• are investing with a long-term horizon

The Fund may not be appropriate if you:

• are investing to meet short-term financial goals

• are seeking to be invested in the stock market at all times

•	are seeking to maximize returns from an aggressive growth strategy that is invested in stocks at all times

The Total Return Utilities Fund

The Fund may be appropriate if you:

•	are seeking to benefit from income and appreciation potentials in the various industries that constitute and serve the utility sector of the economy

• are looking to supplement your core equity holdings

The Fund may not be appropriate if you:

• are unwilling to accept an investment that will go up and down in value

• are investing to meet short-term financial goals

• desire an investment that is diversified over several market sectors

The Quantex Fund™

The Fund may be appropriate if you:

• are investing with a long-term horizon

• are seeking to diversify your portfolio

• are seeking to be invested in the stock market at all times

• are willing to accept higher short-term risk along with potentially higher long-term returns

The Fund may not be appropriate if you:

• are unwilling to accept an investment that will go up and down in value

• are investing to meet short-term financial goals

The Dynamic Growth Fund

The Fund may be appropriate if you:

• are seeking long-term growth potential

• are seeking to be invested in the stock market at all times

• are seeking to diversify your portfolio

• are investing with a long-term horizon

The Fund may not be appropriate if you:

• are investing to meet short-term financial goals

• are unwilling to accept an investment that will go up and down in value

The Aggressive Growth Fund

The Fund may be appropriate if you:

• are seeking long-term growth potential

•	are seeking to maximize returns from an aggressive growth strategy that is invested in the stock market at all times

• are seeking to diversify your portfolio

• are investing with a long-term horizon

The Fund may not be appropriate if you:

• are investing to meet short-term financial goals

• are unwilling to accept an investment that will go up and down in value

The Defensive Balanced Fund

The Fund may be appropriate if you:

•	are seeking income and long-term growth potential but are concerned about moderating the risks associated with being invested in stocks at all times

• are seeking to diversify your portfolio

• are investing with a long-term horizon

The Fund may not be appropriate if you:

• are investing to meet short-term financial goals

• are seeking to be invested in the stock market at all times

•	are seeking to maximize returns from an aggressive growth strategy that is invested in stocks at all times

The Strategic Growth Fund

The Fund may be appropriate if you:

• are seeking long-term growth potential

• are seeking to be invested in the stock market at all times

• are seeking to diversify your portfolio

• are investing with a long-term horizon

The Fund may not be appropriate if you:

• are investing to meet short-term financial goals

• are unwilling to accept an investment that will go up and down in value

The U.S. Government Bond Fund

The Fund may be appropriate if you:

• are seeking current income

• want to diversify your portfolio of common stock holdings

•	are seeking higher potential returns than money market investments provide and are willing to accept higher volatility than money market investments

• are investing with a relatively short-term horizon

The Fund may not be appropriate if you:

• require maximum stability of principal

• are investing for a maximum return over a long-term horizon

The Money Market Fund (Retail and Institutional Classes)

The Fund may be appropriate if you:

• like to earn income at current money market rates while preserving the value of your investment

• are looking for a short-term component of an asset allocation program

• characterize your investment outlook as "very conservative"

• want to be able to move your money into stock or bond investments quickly and without penalty

The Fund may not be appropriate if you:

• are investing for maximum return over a long-term horizon

MORE INFORMATION ABOUT THE FUNDS

The Muirfield Fund®

How does the Fund pursue its investment goal?

The Fund will seek to achieve its investment goal through asset allocation and mutual fund selection. The underlying mutual funds will consist of diversified mutual funds which invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants) and which seek long-term growth or appreciation, with current income typically of secondary importance. The Fund will not invest in other funds of the Flex-funds® family of funds.

The Fund will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. However, the Fund may purchase "load" mutual funds only if the load, or sales commission, is waived for purchases or sales made by the Fund.

The Fund may at times desire to gain exposure to the stock market through the purchase of "index" funds (mutual fund that has a portfolio matching that of a broad-based portfolio) with a portion of its assets.

The Fund manager addresses asset allocation decisions by making shifts in the mix of stocks, bonds and cash in the Fund. The Fund may at times assume a defensive position by investing up to 100% of its assets in money market securities and investment grade bonds.

The Fund may invest in index-based investments (IBIs), including Standard & Poor’s Depositary Receipts (SPDRs). IBIs are shares of publicly traded unit investment trusts that own the stocks in the relevant index. For example, SPDRs represent ownership interests in unit investment trusts holding a portfolio of securities closely reflecting the price performance and dividend yield of the S&P 500 Index. IBIs, including SPDRs, are subject to the risk of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. They are also subject to trading halts due to market conditions or other reasons that, in the view of the American Stock Exchange, make trading IBIs inadvisable.

The Fund may invest in shares of Exchange Traded Funds (ETF). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are traded throughout the day on a stock exchange. The price of ETFs is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on ETFs.

The Fund may also invest in "closed-end” funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as NASDAQ), and in some cases may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand by the issuer like shares of a mutual fund, investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund that the Fund purchases will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end Fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

The Total Return Utilities Fund

How does the Fund pursue its investment goal?

The Fund seeks to achieve its goal by investing in equity securities of domestic and foreign public utility companies and their suppliers; however, the Fund will not invest in electric utilities that generate power from nuclear reactors.

The Fund generally invests at least 80% of the value of its net assets in securities of domestic or foreign companies that provide electricity, natural gas, water, telecommunications, video distribution or sanitary services to the public and industry. Electricity and gas industries in which the Fund invests includes transportation and distribution services between utilities and producers of energy, and independent producers of energy as well as traditional regulated utilities. Communications companies in which the Fund invests include wireline, wireless, fiber, backhaul, cable, radio, and satellite industries. The Fund also invests in suppliers of services and equipment to the industries listed above. Such suppliers may include phone manufacturers, alternate energy equipment manufacturers, meter reading equipment, broadband and routing equipment, enabling technology, etcetera. In determining appropriate industry and sector representation the subadviser makes use of its knowledge of the relevant industries and GIC and SIC codes, making a reasonable determination regarding the correct characterization of a company, bearing in mind the fact that occasionally stocks are mis-categorized or have experienced a change in circumstances since their sector and industry codes were assigned. Public utility companies include domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public. The Fund will not invest more than 5% of its total assets in equity securities of issuers whose debt securities are rated below investment grade, that is, rated below one of the four highest rating categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or deemed to be of equivalent quality in the judgment of the subadviser. Debt securities rated below investment grade are rated below Baa or BBB. The Fund will not invest more than 15% of its net assets in securities that are deemed to be illiquid.

The subadviser uses fundamental analysis to identify those securities that it believes provide potential for appreciation, current income or growth of income. Depending on the security, any or all of those three factors may be of greater or lesser importance. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value. In addition, the subadviser may from time to time use technical analysis in attempting to determine optimal buy and sell points for individual securities. Technical analysis views the absolute and relative movement of a company’s stock in an effort to ascertain the probabilities for future price change, based on market factors.

Investments are selected on the basis of fundamental analysis to identify those securities that, in the judgment of the subadviser, provide current income and growth of income, and secondarily, capital appreciation, but only when consistent with its primary investment goal.

The subadviser emphasizes quality in selecting investments for the Fund. In addition to looking for high credit ratings, the subadviser ordinarily looks for several of the following characteristics: above average earnings growth; above average growth of book value; an above average balance sheet; high earnings to debt service coverage; low ratio of dividends to earnings; high return on equity; low debt to equity ratio; an above average rating with respect to government regulation; growing rate base; lack of major construction programs and strong management.

During periods when the subadviser deems it necessary for temporary defensive purposes, the Fund may invest without limit in high quality money market instruments. These instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high-grade corporate obligations and repurchase agreements. If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal and it may miss out on investment opportunities that are more advantageous.

The Fund may invest in derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Fund.

The Fund, under normal circumstances, will invest 25% or more of its total assets in securities of public utility companies. This concentration policy is fundamental and may not be changed without shareholder approval.

The Quantex Fund™

How does the Fund pursue its investment goal?

Near the beginning of each calendar year, the Fund’s portfolio is restructured. Through the use of the Fund’s quantitative investment strategy, stocks are screened for inclusion or removal from the Fund’s portfolio. Stocks in the Fund’s portfolio whose value has grown or fallen out of the predetermined market capitalization range are sold. Meanwhile, the new stocks that are added to the Fund’s portfolio each year are typically undervalued stocks that may have experienced recent declines, are currently out of favor, and have fallen into the pre-determined capitalization range of the Fund’s portfolio. The Fund’s portfolio is then restructured to create an equally-weighted portfolio of equity securities.

The securities purchased or held by the Fund at the beginning of each year will generally remain in the Fund’s portfolio for the remainder of that calendar year, except in those cases where the security is the subject of a merger, acquisition, spin-off or similar event. Therefore, portfolio turnover remains relatively low throughout the year, with the exception of the annual restructuring at the beginning of every year.

The Fund may also invest its assets in other types of equity securities, including index-based investments (IBIs), exchange-traded funds (ETFs), and stock index futures contracts, as a means of providing adequate liquidity and maintaining a fully-invested position in equity securities at all times.

The Fund may invest in index-based investments (IBIs), including Standard & Poor’s Depositary Receipts (SPDRs). IBIs are shares of publicly traded unit investment trusts that own the stocks in the relevant index. For example, SPDRs represent ownership interests in unit investment trusts holding a portfolio of securities closely reflecting the price performance and dividend yield of the S&P 500 Index. IBIs, including SPDRs, are subject to the risk of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. They are also subject to trading halts due to market conditions or other reasons that, in the view of the American Stock Exchange, make trading IBIs inadvisable.

The Fund may invest in shares of Exchange Traded Funds (ETF). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, that is, they can be sold at a premium or with a discount. The price of ETFs is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on ETFs.

The Dynamic Growth Fund, The Aggressive Growth Fund and The Strategic Growth Fund

How do the Funds pursue their investment goals?

The underlying funds in which the Funds invest will consist of mutual funds and closed end funds that invest primarily in common stock or securities convertible into or exchangeable for common stock, and that seek capital growth or appreciation, without regard to current income. The Funds will not invest in other funds of the Flex-funds® family of funds.

Investment decisions by the investment advisers of the underlying funds are made independently of a portfolio and the Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to the Funds without accomplishing any investment purpose.

The Funds will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. A portfolio may also purchase shares of “load” mutual funds, at net asset value, which may be subject to a redemption fee, or contingent deferred sales charge if redeemed within a specified period of time.

The Funds may also invest in “closed-end” funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as NASDAQ), and in some cases may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand by the issuer like shares of an open-ended mutual fund, investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund that a Fund purchases will ever decrease. In fact, it is possible that this market discount may increase, and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

The Funds may invest in common stocks directly. Common stock has great potential for appreciation but generally carries a higher risk of volatility than most mutual funds.

Normally, the Funds invest in the following types of mutual funds: aggressive growth, growth, small capitalization, specialty and industry sector funds. In addition, the Funds may at times desire to gain exposure to the stock market through the purchase of "index" funds with a portion of its assets. An index fund mutual fund has a portfolio that corresponds with the portfolio of a broad-based portfolio, for example, the S&P 500 Index. The Funds may also invest in underlying funds holding foreign securities. The Adviser will vary the proportion of each type of underlying fund based on the mix of such underlying funds that may, in the Adviser's view, be most likely to achieve a Fund’s investment goals.

The Adviser selects underlying funds in which to invest based in part on their investment goals and strategies, their investment adviser and portfolio manager, and on the analysis of their past performance (absolute, relative, and risk-adjusted). The Adviser also considers other factors in the selection of funds, such as fund size, liquidity, expense ratio, general composition of its investment portfolio, and current and expected portfolio holdings. Many funds in which a Fund invests may not share the same investment goal and investment limitations as the Fund.

The Funds may invest in index-based investments (IBIs), including Standard & Poor’s Depositary Receipts (SPDRs). IBIs are shares of publicly traded unit investment trusts that own the stocks in the relevant index. For example, SPDRs represent ownership interests in unit investment trusts holding a portfolio of securities closely reflecting the price performance and dividend yield of the S&P 500 Index. IBIs, including SPDRs, are subject to the risk of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. They are also subject to trading halts due to market conditions or other reasons that, in the view of the American Stock Exchange, make trading IBIs inadvisable.

The Funds may invest in shares of Exchange Traded Funds (ETF). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are traded throughout the day on a stock exchange. The price of ETFs is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on ETFs.

The Defensive Balanced Growth Fund

How does the Fund pursue its investment goal?

The Fund will seek to achieve its investment goal through asset allocation and mutual fund and security selection. At least 30% and up to 70% of the Fund will be invested in diversified underlying mutual funds that invest primarily in common stock or securities convertible into or exchangeable for common stock and that seek long-term growth or appreciation. Current income typically is of secondary importance. The Fund will not invest in other funds of the Flex-funds® family of funds. The remainder of the Fund (at least 30% and up to 70%) will be invested in investment grade bonds, money market instruments, and/or Underlying ETFs that invest in fixed income securities as a defensive tactic.

For the equity portion of the Fund, the Fund will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. However, the Fund may purchase "load" mutual funds, at net asset value, which may be subject to a redemption fee, or contingent deferred sales charge if redeemed within a specified period of time.

The Fund may at times desire to gain exposure to the stock market through the purchase of "index" funds (mutual fund that has a portfolio matching that of a broad-based portfolio) with a portion of its assets.

The Fund manager addresses asset allocation decisions by making shifts in the mix of stocks, bonds and cash in the Fund. The Fund may at times assume a defensive position by investing up to 70% of its assets in money market securities and investment grade bonds.

The Fund may invest in index-based investments (IBIs), including Standard & Poor’s Depositary Receipts (SPDRs). IBIs are shares of publicly traded unit investment trusts that own the stocks in the relevant index. For example, SPDRs represent ownership interests in unit investment trusts holding a portfolio of securities closely reflecting the price performance and dividend yield of the stocks comprising the S&P 500 Index. IBIs, including SPDRs, are subject to the risk of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. They are also subject to trading halts due to market conditions or other reasons that, in the view of the American Stock Exchange, make trading IBIs inadvisable.

The Fund may invest in shares of Exchange Traded Funds (ETF). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are traded throughout the day on a stock exchange. The price of ETFs is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on ETFs.

The Fund may also invest in "closed-end” funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as NASDAQ), and in some cases may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand by the issuer like shares of a mutual fund, investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund that the Fund purchases will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end Fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

The U.S. Government Bond Fund

How does the Fund pursue its investment goal?

Under normal circumstances, at least 80% of the Fund's net assets will be invested in U.S. Government debt securities.

The U.S. Government securities in which the Fund invests are either issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. These securities are limited to:

•	direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

•
notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, such as: the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; and Student Loan Marketing Association; and

•
repurchase agreements relating to any of the foregoing U.S. Government securities or repurchase agreements collateralized by commercial paper rated no lower than “A-1” by Standard & Poor’s Corporation or “Prime-1” by Moody’s Investors Services, Inc., provided no more than 20% of the Fund’s net assets will be invested in repurchase agreements collateralized by the foregoing commercial paper.

•
investment grade and non-investment grade corporate debt obligations, exchange traded funds, index-based investments and unit investment trusts that invest in investment grade or non-investment grade corporate debt obligations rated B or higher by Moody’s or Standard & Poor’s, or if unrated, determined by adviser to be comparable quality, provided no more than 20% of the Fund’s net assets will be invested in the foregoing securities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. However, certain instrumentalities of the U.S. Government such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, are not backed by the full faith and credit of the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These agencies and instrumentalities are supported by:

•	the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

•	discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or

•	the credit of the agency or instrumentality.

The Fund will invest in U.S. Government securities of varying maturities. Normally, the Fund will invest in intermediate and/or long-term year U.S. Government securities if the Adviser believes the risk/reward relationship of the bond market is positive.

If the Adviser believes the risk/reward relationship of the bond market is negative, the Fund will invest in short-term U.S. Government securities or money market securities.

The Fund's Adviser believes the appropriate way to defend assets against shifts in interest rates is to be invested in short-term U.S. Government securities. The Fund’s Adviser believes the appropriate way to benefit from anticipated downward shifts in interest rates is to be invested in longer term maturities. To determine the maturity of U.S. Government securities to purchase, the Adviser monitors the following indicators:

•	Interest Rate Trends - the movement of U.S. Government securities yields of various maturities.
•	Yield curve - yield levels of various maturities at a point in time.
•	Economic Indicators - economic growth, employment, and inflation

The Money Market Fund

The Money Market Fund is a multiple class fund with two classes of shares - Retail Class and Institutional Class. The differing expenses applicable to the different classes of the Fund’s shares may affect the performance of those classes. Persons entitled to receive compensation for selling or promoting the Fund’s shares may receive more with respect to one class than another. The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the differing classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.

How does the Fund pursue its investment goal?

The manager seeks to achieve its goal by investing in high-quality money market instruments which mature in 397 days or less. Also, the Fund will seek to minimize changes in the value of its assets due to market factors by maintaining a dollar-weighted average portfolio maturity of 90 days or less.

The Fund may change its average portfolio maturity or level of quality to protect its net asset value when it is perceived that changes in the liquidity of major financial institutions may adversely affect the money markets. Consequently, for temporary defensive purposes, the Fund may shorten the average maturity of its investments and/or invest only in the highest quality debt instruments, including, for example, U.S. Government or U.S. Government agency obligations.

WHO MANAGES THE FUNDS?

The Board. The Board of Trustees oversees the management of The Flex-funds® trust and elects its officers. The officers are responsible for the Funds day-to-day operations. Information concerning the trustees and officers of the Funds appears in the Statement of Additional Information.

Investment Adviser. Meeder Asset Management, Inc. (“Meeder”) serves as investment adviser to the Funds. Meeder has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since 1974. As of December 31, 2007, Meeder and its affiliates managed approximately $1.09 billion in assets. Meeder has its principal offices at 6125 Memorial Drive, Dublin, OH 43017.

Pursuant to an investment advisory contract between Meeder and the Trust, Meeder manages both the investment operations of the Funds and the composition of their portfolios, including the purchase, retention, disposition and loan of securities. This investment advisory contract is subject to the supervision of the Board of Trustees and executed in conformity with the stated objective and policies of the Funds. In connection therewith, Meeder is obligated to keep certain books and records of the Funds. Meeder also administers the corporate affairs of the Funds, and in connection therewith, furnishes office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Huntington National Bank, the portfolio’s custodian, and Mutual Funds Service Co., the Funds’ transfer and disbursing agent, fund accounting agent and administrator. Mutual Funds Service Co. is an affiliate of Meeder.

Investment Subadviser - The Total Return Utilities Fund

Subject to the supervision of the Adviser, Miller/Howard Investments, Inc. ("Miller/Howard"), The Total Return Utilities Fund subadviser, makes investment decisions for the Fund. Meeder continues to have responsibility for all investment advisory services provided to the Fund and supervises Miller/Howard’s performance of such services. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 2007, Miller/Howard managed approximately $1.05 billion in assets. Miller/Howard has its principal offices at 324 Upper Byrdcliffe Road, P. O. Box 549, Woodstock, New York 12498.

Portfolio Managers

The individuals primarily responsible for the management of each of the Funds are listed below:

A team of persons employed by Meeder Asset Management, Inc. will be jointly and primarily responsible for the day-to-day management of The Muirfield Fund®, The Quantex Fund™, The Dynamic Growth Fund, The Aggressive Growth Fund, The Defensive Balanced Fund, The Strategic Growth Fund, The U.S. Government Bond Fund, and The Money Market Fund. The investment management team consists of Clinton Brewer, Jeff Liu, Robert S. Meeder, Jr., Dale Smith and Robert Techentin.

Mr. Brewer is a Portfolio Manager at Meeder Asset Management, Inc. and has been associated with Meeder Asset Management, Inc. since June 2008. Mr. Brewer brings over 4 years of investment industry experience to Meeder Asset Management, with previous positions as a market research analyst with FTN Midwest Research Securities Corp. from 2004 to 2006, a research associate at McDonald Investments from 2006 to 2007 and as a research associate with FTN Midwest Securities Corp. from 2007 to 2008. Mr. Brewer has been a member of the team managing the Fund since June 2008.

Mr. Liu is a Portfolio Manager at Meeder Asset Management, Inc. and has been associated with Meeder Asset Management, Inc. since February 2008. Mr. Liu brings over 11 years of investment industry experience to Meeder Asset Management, with previous positions as a financial advisor at Merrill Lynch/Advest from 2002 to 2006 and as an Investment Analyst with The Garlikov Companies from 2006 to 2008. Mr. Liu has been a member of the team managing the Fund since February 2008.

Mr. Meeder brings over 25 years of investment industry experience to Meeder Asset Management, Inc.. Mr. Meeder has been President of Meeder Asset Management, Inc. since 1991 and has been a member of the team managing the Funds since August of 2005. In addition to his executive duties, Mr. Meeder is involved in the development of investment policy and client relationships for the Meeder Asset Management, Inc. organization.

Mr. Smith has been associated with Meeder Asset Management as the Chief Financial Officer and Chief Investment Officer since March 2005. Mr. Smith brings 23 years of financial services experience to Meeder Asset Management, with previous positions as Senior Vice President, Financial Services at BISYS Fund Services from 1999 to 2004 and Senior Vice President, Fund Accounting at BISYS Fund Services from 1996 to 1999. Mr. Smith has been a member of the team managing the Fund since August 2005.

Mr. Techentin is a Portfolio Manager at Meeder Asset Management, Inc. and has been associated with Meeder Asset Management, Inc. since August 2006. Mr. Techentin brings 14 years of investment industry experience to Meeder Asset Management, with his previous positions as Portfolio Manager at H&R Block from 1993 to 2001, Financial Representative at Northwestern Mutual Life Insurance Company from 2002 to 2005 and as a Financial Consultant at Charles Schwab & Co. from 2005 to 2006. Mr. Techentin has been a member of the team managing the Fund since August 2006.

The Total Return Utilities Fund. The portfolio manager responsible for The Total Return Utilities Fund’s investment decisions is Lowell G. Miller, a director and the President of Miller/Howard, the subadviser to the Fund. Mr. Miller has served as President and portfolio manager of Miller/Howard and its predecessor since 1984 and has managed the Fund since its inception in 1995.

The Statements of Additional Information for the Funds provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Management Fees. During the calendar year ended December 31, 2007, the Funds paid management fees totaling the following:

Fund	Management Fee as Percentage of Average Daily Net Assets

The Muirfield Fund®	0.99%
The Total Return Utilities Fund	1.00%
The Quantex FundTM	0.75%[1]
The Dynamic Growth Fund	0.75%
The Aggressive Growth Fund	0.75%
The Defensive Balanced Fund	0.75%
The Strategic Growth Fund	0.75%
The U.S. Government Bond Fund	(0.17)%[2]
The Money Market Fund	0.19%[3]

1 The Adviser has contractually agreed to reduce its management fee by 0.25%. The Adviser may terminate this agreement after April 30, 2009.

2 For the period January 1, 2007 through April 30, 2007, the Adviser voluntarily agreed to reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit the Fund’s total annual operating expenses to 1.10% of average daily net assets. As of May 1, 2007, the Adviser voluntarily decreased that limit to 0.99% of average daily net assets. The Adviser may terminate this agreement at any time.

3 The Adviser has agreed voluntarily to waive its fees and/or absorb expenses (exclusive of brokerage fees and commissions, taxes, interest and extraordinary or non-recurring expenses) to limit the Fund’s total annual operating expenses for Retail Class shares to 0.48% and Institutional Class shares to 0.34%. The Adviser may terminate this agreement at any time.

A discussion regarding the basis for the Board of Trustees approving any investment advisory contract of the Funds will be available in the Funds’ annual report to shareholders for the period from September 1, 2007 through September 30, 2008.

For more information about management fees, see “Investment Adviser” in the Statement of Additional Information.

PORTFOLIO HOLDINGS

The Flex-funds® complete portfolio holdings as of the end of each calendar month are posted on www.flexfunds.com ordinarily by the 10th day of the following calendar month, or the first business day thereafter. For certain Flex-funds mutual funds, only limited portfolio information may be disclosed on the website (e.g., only top ten holdings) instead of a complete list of holdings. This holdings information generally remains accessible at least until The Flex-funds® files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.flexfunds.com information is current. The holdings information may change on a quarterly basis and will be updated on The Flex-funds® website accordingly. The Flex-funds® Statement of Additional Information includes a more detailed description of The Flex-funds® policies and procedures with respect to the disclosure of The Flex-funds® portfolio holdings.

PAST PERFORMANCE OF PRIVATE ACCOUNTS
THE QUANTEX FUND™

The Quantex Fund™ was formerly known as The Highlands Growth Fund. As of April 30, 2005, the Fund name was changed to The Quantex Fund™ and the investment strategy was changed to be substantially similar to the investment strategy and management of The Meeder Asset Management, Inc. Small and Mid-capitalization Account Composite (“SMID”), whose performance is shown on the following page. Now that there has been a full calendar year of performance for The Quantex Fund™, solely with its new investment strategy, we have provided just the performance of the SMID for periods prior to 2006 for review on the following page.

Purpose of Past Performance. The performance information below is provided to show the past performance of the Adviser in managing substantially similar accounts to The Quantex Fund™, and to measure the past performance against market indexes, the Standard & Poor’s 400 Mid-Cap Index and the Russell 2000 Index.

What Past Performance Does Not Represent. The past performance shown below does not represent the future or present performance of The Quantex Fund™. You should not consider the past performance shown below as an indication of the future performance of The Quantex Fund™.

Similar Accounts. Since May 2006, an investment team has served as the Adviser's portfolio manager for privately managed accounts having investment goals, policies, strategies and risks substantially similar to those of The Quantex Fund™. Substantially all of the assets of these privately managed accounts have invested in stocks.

Calculation of Past Performance. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the private accounts without providing for federal or state income taxes. Custodial fees, if any, were not used to reduce performance returns. The Adviser's composite includes all actual, fee paying, discretionary, private accounts managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of The Quantex Fund™. Cash and equivalents are included in performance returns. The yearly returns of the Adviser’s composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by compounding the composite returns of each quarter within the calendar year.

Differences in Regulation. The private accounts that are included in the Adviser's composite are not subject to the same types of expenses to which The Quantex Fund™ are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on The Quantex Fund™ by federal securities laws. The performance results of the private accounts may have been adversely affected, if they were subject to the same expenses and regulatory restrictions as The Quantex Fund™..

The investment results of the Adviser's composite presented below are unaudited and not intended to predict the returns that might be experienced by investing in The Quantex Fund™. You should also be aware that the SEC uses a method different from that used below to calculate mutual fund performance primarily due to the fact that mutual funds are subject to different types of expenses than composites of private accounts. This difference in expenses to which mutual funds and composites of private accounts are subject could result in different performance returns.

PAST PERFORMANCE OF PRIVATE ACCOUNTS

	MEEDER ASSET
	MANAGEMENT, INC.
	SMALL AND MID-
	CAPITALIZATION
	ACCOUNTS	STANDARD & POOR’S	RUSSELL
YEAR	COMPOSITE	400 MID-CAP INDEX(1)	2000 INDEX(2)

1990	-22.44%	- 5.02%	-19.43%
1991	36.51%	50.09%	46.06%
1992	21.56%	11.91%	18.43%
1993	13.36%	13.95%	18.89%
1994	1.43%	- 3.56%	-1.79%
1995	21.29%	30.91%	28.45%
1996	19.49%	19.20%	16.51%
1997	24.64%	32.26%	22.38%
1998	1.16%	19.27%	-2.51%
1999	14.84%	14.74%	21.27%
2000	6.50%	17.52%	-2.91%
2001	12.25%	-0.55%	2.57%
2002	-17.68%	-14.49%	-20.46%
2003	64.24%	35.62%	47.27%
2004	18.95%	16.48%	18.35%
2005	0.61%	12.55%	4.55%

1 The Standard & Poor’s 400 Mid-Cap Index is an unmanaged index of common stock prices of mid-capitalization companies. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. An investor cannot invest directly in an index.

2 The Russell 2000 Index is a market-capitalization weighted index measuring performance of the smallest 2,000 companies, on a market capitalization basis, in the Russell 3000 Index. The Russell 3000 Index is a market-capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. An investor cannot invest directly in an index.

HOW IS THE TRUST ORGANIZED?

Each Fund is a no-load, open-end management investment company that is a series of The Flex-funds® trust (the "Trust").

The Board of Trustees of the Trust oversees the Funds' activities. The board retains various companies to carry out the Funds' operations, including the investment adviser, custodian, transfer agent and others. The board has the right, and the obligation, to terminate the Funds' relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests. At a mutual fund's inception, the initial shareholder (typically the Adviser) appoints the Fund's board. Thereafter, the board and the shareholders determine the board's membership. The board of the Trust may include individuals who are affiliated with the Adviser.

The Funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Distribution Fees"). A shareholder meeting for the purpose of removing board members may be called by a vote of 10% of the outstanding shares of the Trust.

Funds’ Trades

As long as the Adviser or Subadviser believes a brokerage firm can provide a combination of quality execution (i.e., timeliness and completeness) and favorable price, they may also consider research and related services when choosing a brokerage firm. Brokerage firms may use a portion of the commissions paid by a Fund to reduce its expenses.

Diversification

All of the Funds are diversified, which means each Fund may not, with respect to at least 75% of its assets (100% of its assets in the case of the Money Market Fund), invest more than 5% of its assets in the securities of one company.

HOW DOES TAXATION AFFECT THE FUNDS AND THEIR SHAREHOLDERS?

How Does a Fund Earn Income and Gains?

A Fund may earn dividends and interest (a Fund's "income") on its investments. When a Fund sells a security for a price that is higher than it paid, it has a gain. When a Fund sells a security for a price that is lower than it paid, it has a loss. If a Fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If a Fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The Fund's gains and losses are netted together, and, if a Fund has a net gain (a Fund's "gain"), that gain will generally be distributed to you.

Taxation of a Fund's Investments

A Fund invests your money in the securities that are described in the sections "Main Strategies" and "How Does the Fund Pursue Its Investment Goal?" Special tax rules may apply in determining the income and gains that a Fund earns on its investments. These rules may, in turn, affect the amount of distributions that the Funds pay to you. These special tax rules are discussed in the Statement of Additional Information.

Taxation of a Fund. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains that it distributes to you.

Foreign Taxes. Foreign governments may impose taxes on the income and gains from a Fund's investments in foreign securities. These taxes will reduce the amount of the Fund's distributions to you.

Taxation of Shareholders

What is a Distribution?

As a shareholder, you will receive your share of a Fund's income and gains on its investments in stocks and other securities. The Fund's income and short-term capital gains are paid to you as ordinary dividends. The Fund's long-term capital gains are paid to you as capital gain distributions. If the Fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable return of capital. These amounts, taken together, are what we call the Fund's distributions to you. In general, any dividends and net short-term capital gain distributions you receive from the Funds are taxable as ordinary income. Distribution of other capital gains generally are taxable as long-term capital gains. The Total Return Utilities Fund, The U.S. Government Bond and The Money Market Fund pay dividends from their net investment income on a monthly basis. The Muirfield Fund®, The Quantex Fund™, The Aggressive Growth Fund, The Dynamic Growth Fund, The Defensive Growth Fund and The Focused Growth Fund pay dividends from their net investment income on a quarterly basis. All Funds distribute capital gains, if any, annually.

Distributions. Distributions from a Fund, whether you receive them in cash or in additional shares, are generally subject to income tax. A Fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the Fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

Distributions to Retirement Plans. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but you will be required to report Fund distributions on your income tax return when your qualified plan makes payments directly to you. Special rules apply to payouts from Roth and Education IRAs.

Dividends-Received Deduction. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from a Fund.

Buying a Dividend. Purchasing Fund shares in a taxable account shortly before a distribution is known as "buying a dividend." In taxable accounts, you must pay income taxes on the distribution whether you take the distribution in cash or reinvest it. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the Fund shares. The risk in buying a dividend is that the Funds may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred in the Fund.

Dividend Reinvestments. Most investors have their dividends reinvested in additional shares of the same Fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend payable date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable or the check is not cashed within six months of the date of the check, your dividends will be reinvested. Dividend distributions of less than $10 will automatically be reinvested in the Fund.

Redemptions and Exchanges

What is a Redemption?

A redemption is a sale by you to a Fund of some or all of your shares in the Fund. The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in a Fund for shares of another Flex-funds' Fund is treated as a redemption of Fund shares and then a purchase of shares of the other Flex-funds' Fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.

If you redeem your shares or if you exchange your shares in a Fund for shares in another Flex-funds’ Fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. All or a portion of any loss on the redemption or exchange of your shares in a Fund will be disallowed by the IRS if you purchase other shares in that Fund within 30 days before or after your redemption or exchange.

U.S. Government Interest. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The Funds will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

State Taxes. Ordinary dividends and capital gain distributions that you receive from the Funds, and gains arising from redemptions or exchanges of your Funds shares will generally be subject to state and local income tax. The holding of Funds shares may also be subject to state and local intangibles taxes. You may wish to contact your tax adviser to determine the state and local tax consequences of your investment in the Funds.

In-Kind Distributions. The Flex-funds® has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash) in the event of an emergency or when, in the opinion of a Flex-funds' Fund or Meeder, payment in cash would be harmful to existing shareholders. In the event the Fund makes an in kind distribution, you could incur brokerage and transaction charges when converting the securities to cash.

Federal Backup Withholding. By law, the Funds must withhold 28% of your distributions and redemption proceeds if you have not provided complete, correct taxpayer information and 28% of your distributions if you are otherwise subject to backup withholding.

Annual Fund Operating Expenses. The SEC now requires all mutual funds that invest in shares of one or more acquired funds to add a subcaption to the “Annual Fund Operating Expense” portion of the Fund Prospectus. The calculation includes all fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more acquired underlying funds. In the Prospectus, these expenses have been labeled as “Acquired Fund Fees and Expenses” and “Net Annual Fund and Underlying Fund’s Operating Expense.” This new disclosure pertains to The Aggressive Growth Fund, The Defensive Balanced Fund, The Strategic Growth Fund, The Muirfield Fund® and The Dynamic Growth Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years (or, if shorter, the period of the Funds' operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 have been audited by Cohen Fund Audit Services, Ltd., whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request. The information for the year ended December 31, 2003 had been audited by another independent accounting firm.

THE MUIRFIELD FUND®(1)(2)(3)(4)(5)

	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$5.81	$5.15	$5.11	$4.79	$3.76

Income from Investment Operations
Net Investment Income	0.18	0.04	0.07	0.01	(0.04)
Net gains (losses) on securities, futures and options (both realized and unrealized)	0.23	0.66	0.04	0.32	1.07
Total from Investment Operations	0.41	0.70	0.11	0.33	1.03

Less Distributions
From Net Investment Income	(0.20)	(0.04)	(0.07)	(0.01)	0.00
Total Distributions	(0.20)	(0.04)	(0.07)	(0.01)	0.00
Net Asset Value, End of Period	$6.02	$5.81	$5.15	$5.11	$4.79

Total Return (Assumes Reinvestment of Distributions)	7.02%	13.62%	2.13%	6.80%	27.39%

Ratios/Supplemental Data

Net assets, End of Period ($000)	$50,374	$53,227	$78,181	$69,656	$58,524

Ratio of Net Expenses to Average Net Assets	1.38%	1.45%	1.42%	1.26%	1.39%

Ratio of Net Investment Income (Loss) to Average Net Assets	3.01%	0.65%	1.36%	0.12%	(1.06%)

Ratio of Expenses to Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	1.52%	1.56%	1.53%	1.45%	1.47%

Ratio of Expenses to Average Net Assets Before Reductions	1.88%	1.85%	1.76%	1.70%	1.60%

Portfolio Turnover Rate	144%	131%	145%	145%	252%

(1) Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, and ratio of average net assets after reductions, excluding expenses paid indirectly, reflect reductions in corresponding, portfolio, if applicable.

(2) Ratio of net expenses to average net asset, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

(3) During 2003, the Fund's portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

(4) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5) In 2005, the Adviser voluntarily reimbursed the Fund for a realized investment loss, which had no impact to total return.

THE TOTAL RETURN UTILITIES FUND(1)(2)
(Formerly known as The Socially Responsible Utilities Fund)

	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$22.23	$19.03	$16.51	$14.29	$12.66

Income from Investment Operations
Net Investment Income	0.14	0.15	0.24	0.32	0.29
Net gains (losses) on securities, futures, and options (both realized and unrealized)	3.91	3.20	2.52	2.22	1.63
Total from Investment Operations	4.05	3.35	2.76	2.54	1.92

Less Distributions
From Net Investment Income	(0.14)	(0.15)	(0.24)	(0.32)	(0.29)
Total Distributions	(0.14)	(0.15)	(0.24)	(0.32)	(0.29)
Net Asset Value, End of Period	$26.14	$22.23	$19.03	$16.51	$14.29

Total Return (Assumes Reinvestment of Distributions)	18.24%	17.68%	16.80%	18.01%	15.46%

Ratios/Supplemental Data

Net Assets, End of Period ($000)	$27,333	$23,969	$22,644	$28,447	$21,038

Ratio of Net Expenses to Average Net Assets	1.90%	2.05%	2.03%	1.91%	1.92%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.57%	0.74%	1.32%	2.21%	2.25%

Ratio of Expenses to Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	1.90%	2.05%	2.05%	1.91%	1.94%

Ratio of expenses to Average Net Assets before Reductions	2.10%	2.18%	2.19%	1.99%	1.94%

Portfolio Turnover Rate	50%	27%	28%	38%	41%

(1) Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, and ratio of average net assets after reductions, excluding expenses paid indirectly, reflect reductions in corresponding, portfolio, if applicable.

(2) During 2003, the Fund's portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

THE QUANTEX FUND™(1)(2)

	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$19.86	$17.09	$15.95	$14.82	$11.65

Income from Investment Operations
Net Investment Income	0.16	0.08	0.01	0.00	(0.01)
Net gains (losses) on securities, futures, and options (both realized and unrealized)	(1.54)	2.77	1.14	1.13	3.18
Total from Investment Operations	(1.38)	2.85	1.15	1.13	3.17

Less Distributions
From Net Investment Income	(0.16)	(0.08)	(0.01)	0.00	0.00
Total Distributions	(0.16)	(0.08)	(0.01)	0.00	0.00

Net Asset Value, End of Period	$18.32	$19.86	$17.09	$15.95	$14.82

Total Return (Assumes Reinvestment of Distributions)	(7.00)%	16.67%	7.21%	7.62%	27.21%

Ratios/Supplemental Data

Net Assets, End of Period ($000)	$17,450	$20,074	$17,114	$18,853	$19,968

Ratio of Net Expenses to Average Net Assets	1.56%	1.66%	1.75%	1.73%	1.84%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.76%	0.47%	0.06%	0.00%	(0.11)%

Ratio of Expenses to Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	1.56%	1.66%	1.78%	1.77%	1.84%

Ratio of Expenses to Average Net Assets Before Reductions	2.09%	2.25%	2.19%	2.06%	1.91%

Portfolio Turnover Rate	56%	30%	171%	253%	140%

(1) Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, and ratio of average net assets after reductions, excluding expenses paid indirectly, reflect reductions in corresponding, portfolio, if applicable.

(2) During 2003, the Fund's portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

THE DYNAMIC GROWTH FUND(1)(2)(3)(4)(5)

	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$9.56	$8.28	$7.94	$7.67	$5.58

Income from Investment Operations
Net Investment Income	0.29	0.04	0.06	(0.04)	(0.06)
Net gains (losses) on securities, futures and options (both realized and unrealized)	0.38	1.28	0.34	0.31	2.15
Total from Investment Operations	0.67	1.32	0.40	0.27	2.09

Less Distributions
From Net Investment Income	(0.30)	(0.04)	(0.06)	0.00	0.00
From Net Capital Gains	(0.69)	0.00	0.00	0.00	0.00
Total Distributions	(0.99)	(0.04)	(0.06)	0.00	0.00

Net Asset Value, End of Period	$9.24	$9.56	$8.28	$7.94	$7.67

Total Return (Assumes Reinvestment of Distributions)	7.06%	15.96%	5.08%	3.52%	37.46%

Ratios/Supplemental Data

Net Assets, End of Period ($000)	$19,115	$21,566	$31,943	$24,862	$21,024

Ratio of Net Expenses to Average Net Assets	1.32%	1.42%	1.41%	1.20%	1.22%

Ratio of Net Investment Income (Loss) to Average Net Assets	2.94%	0.42%	0.87%	(0.48)%	(0.84)%

Ratio of Expenses to Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	1.46%	1.55%	1.58%	1.41%	1.27%

Ratio of Expenses to Average Net Assets before Reductions	1.86%	1.86%	1.84%	1.70%	1.60%

Portfolio Turnover Rate	150%	123%	202%	174%	250%

(1) Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, and ratio of average net assets after reductions, excluding expenses paid indirectly, reflect reductions in corresponding portfolio, if applicable.

(2) Ratio of net expenses to average net asset, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

(3) During 2003, the Fund's portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

(4) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5) In 2005, the Adviser voluntarily reimbursed the Fund for a realized investment loss, which had no impact to total return.

THE AGGRESSIVE GROWTH FUND(1)(2)(3)(4)(5)

	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$8.13	$7.19	$6.83	$6.65	$4.79

Income from Investment Operations
Net Investment Income	0.04	0.03	0.02	(0.03)	(0.05)
Net gains (losses) on securities, futures and options (both realized and unrealized)	0.46	0.94	0.36	0.21	1.91
Total from Investment Operations	0.50	0.97	0.38	0.18	1.86

Less Distributions
From Net Investment Income	(0.04)	(0.03)	(0.02)	0.00	0.00
Total Distributions	(0.04)	(0.03)	(0.02)	0.00	0.00

Net Asset Value, End of Period	$8.59	$8.13	$7.19	$6.83	$6.65

Total Return (Assumes Reinvestment of Distributions)	6.14%	13.54%	5.62%	2.71%	38.83%

Ratios/Supplemental Data

Net assets, End of Period ($000)	$28,841	$21,554	$11,639	$10,773	$9,122

Ratio of Net Expenses to Average Net Assets	1.70%	1.80%	1.88%	1.64%	1.39%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.49%	0.51%	0.35%	(0.41)%	(0.85)%

Ratio of Expenses to Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	1.70%	1.81%	2.03%	1.80%	1.44%

Ratio of Expenses to Average Net Assets Before Reductions	1.83%	1.98%	2.30%	2.07%	1.99%

Portfolio turnover rate	170%	200%	181%	264%	255%

(1) Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, and ratio of average net assets after reductions, excluding expenses paid indirectly, reflect reductions in corresponding portfolio, if applicable.

(2) Ratio of net expenses to average net asset, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

(3) During 2003, the Fund's portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

(4) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(5) In 2005, the Adviser voluntarily reimbursed the Fund for a realized investment loss, which had no impact to total return.

THE U.S. GOVERNMENT BOND FUND(1)(2)

	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$20.30	$20.22	$20.82	$21.00	$22.79

Income from Investment Operations
Net Investment Income	0.73	0.68	0.73	0.52	0.35
Net gains (losses) on securities, futures, and options (both realized and unrealized)	0.72	0.14	(0.76)	(0.18)	(1.35)
Total from Investment Operations	1.45	0.82	(0.03)	0.34	(1.00)

Less Distributions
From Net Investment Income	(1.17)	(0.74)	(0.57)	(0.52)	(0.35)
From Net Capital Gains	0.00	0.00	0.00	0.00	(0.44)
Total Distributions	(1.17)	(0.74)	(0.57)	(0.52)	(0.79)

Net Asset Value, End of Period	$20.58	$20.30	$20.22	$20.82	$21.00

Total Return (Assumes Reinvestment of Distributions)	7.44%	4.13%	(0.14)%	1.64%	(4.43)%

Ratios/Supplemental Data

Net Assets, End of Period ($000)	$13,769	$7,118	$6,324	$9,316	$10,840

Ratio of Net Expenses to Average Net Assets	1.01%	1.10%	1.10%	1.10%	1.10%

Ratio of Net Investment Income (Loss) to Average Net Assets	3.92%	3.59%	2.75%	2.49%	1.59%

Ratio of Expenses to Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	1.01%	1.10%	1.10%	1.10%	1.10%

Ratio of Expenses to Average Net Assets Before Reductions	1.72%	2.22%	2.02%	1.58%	1.24%

Portfolio Turnover Rate	88%	106%	159%	352%	568%

(1) Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, and ratio of average net assets after reductions, excluding expenses paid indirectly, reflect reductions in corresponding portfolio, if applicable.

(2) During 2003, the Fund's portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

THE MONEY MARKET FUND - RETAIL CLASS(1)

	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations
Net Investment Income	0.048	0.046	0.028	0.011	0.009
Total from Investment Operations	0.048	0.046	0.028	0.011	0.009

Less Distributions
From Net Investment Income	(0.048)	(0.046)	(0.028)	(0.011)	(0.009)
Total Distributions	(0.048)	(0.046)	(0.028)	(0.011)	(0.009)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (Assumes Reinvestment of Distributions)	4.95%	4.71%	2.85%	1.06%	0.92%

Ratios/Supplemental Data

Net assets, End of Period ($000)	$195,479	$159,641	$129,200	$148,650	$165,607

Ratio of Net Expenses to Average Net Assets	0.48%	0.48%	0.47%	0.46%	0.43%

Ratio of Net Investment Income (Loss) to Average Net Assets	4.83%	4.64%	2.79%	1.04%	0.92%

Ratio of Expenses to Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	0.48%	0.48%	0.47%	0.46%	0.43%

Ratio of Expenses to Average Net Assets Before Reductions	0.84%	0.87%	0.89%	0.84%	0.82%

(1) Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, and ratio of average net assets after reductions, excluding expenses paid indirectly, reflect reductions in corresponding portfolio, if applicable.

THE MONEY MARKET FUND - INSTITUTIONAL CLASS(1)(2)

	2007	2006	2005	2004*

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations
Net Investment Income	0.050	0.048	0.030	0.000 **
Total from Investment Operations	0.050	0.048	0.030	0.000

Less Distributions
From Net Investment Income	(0.050)	(0.048)	(0.030)	0.000 **
Total Distributions	(0.050)	(0.048)	(0.030)	0.000

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00

Total Return (Assumes Reinvestment of Distributions)	5.09%	4.86%	2.99%	0.02%

Ratios/Supplemental Data

Net Assets, End of Period ($000)	$20,333	$24,118	$21,083	$30,310

Ratio of Net Expenses to Average Net Assets	0.34%	0.34%	0.33%	0.33%

Ratio of Net Investment Income (Loss) to Average Net Assets	4.98%	4.76%	2.93%	1.96%

Ratio of Expenses to the Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	0.34%	0.34%	0.33%	0.33%

Ratio of Expenses to Average Net Assets Before Reductions	0.67%	0.71%	0.71%	0.67%

(1) Total return and portfolio turnover rate are not annualized for periods of less than one full year.

(2)Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year.

* Commenced operations on December 28, 2004.

** Actual amounts were less than one-tenth of a cent.

THE DEFENSIVE BALANCED FUND
(formerly known as The Defensive Growth
Fund)(1)(2)(3)(4)

	2007	2006*

Net Asset Value, Beginning of Period	$10.51	$10.00

Income from Investment Operations
Net Investment Income	0.07	0.07
Net gains (losses) on securities, futures, and options (both realized and unrealized)	0.45	0.51
Total from Investment Operations	0.52	0.58

Less Distributions
From Net Investment Income	(0.07)	(0.07)
From Net Capital Gains	(0.50)	0.00
Total Distributions	(0.57)	(0.07)

Net Asset Value, End of Period	$10.46	$10.51

Total Return (Assumes Reinvestment of Distributions)	5.03%	5.84%

Ratios/Supplemental Data

Net Assets, End of Period ($000)	$74,290	$42,489

Ratio of Net Expenses to Average Net Assets	1.56%	1.72%

Ratio of Net Investment Income (Loss) to average Net Assets	0.79%	1.20%

Ratio of Expenses to Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	1.56%	1.72%

Ratio of Expenses to Average Net Assets Before Reductions	1.66%	1.81%

Portfolio Turnover Rate	137%	105%

(1) Ratio of net expenses to average net asset, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

(2) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3) Total return and portfolio turnover rate are not annualized for periods of less than one full year.

(4)Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets after before reductions are annualized for periods of less than one full year.

* Commenced Operations January 31, 2006

THE STRATEGIC GROWTH FUND(formerly
known as The Focused Growth Fund)(1)(2)(3)(4)

	2007	2006*

Net Asset Value, Beginning of Period	$10.73	$10.00

Income from Investment Operations
Net Investment Income	0.08	0.06
Net gains (losses) on securities, futures, and options (both realized and unrealized)	0.46	0.73
Total from Investment Operations	0.54	0.79

Less Distributions
From Net Investment Income	(0.07)	(0.06)
From Net Capital Gains	(0.62)	0.00
Total Distributions	(0.69)	(0.06)

Net Asset Value, End of Period	$10.58	$10.73

Total Return (Assumes Reinvestment of Distributions)	5.08%	7.91%

Ratios/Supplemental Data

Net Assets, End of Period ($000)	$63,785	$36,533

Ratio of Net Expenses to Average Net Assets	1.58%	1.75%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.75%	0.94%

Ratio of Expenses to Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	1.58%	1.75%

Ratio of Expenses to Average Net Assets Before Reductions	1.68%	1.84%

Portfolio Turnover Rate	134%	92%

(1) Ratio of net expenses to average net asset, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

(2) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3) Total return and portfolio turnover rate are not annualized for periods of less than one full year.

(4) Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets after before reductions are annualized for periods of less than one full year.

* Commenced Operations January 31, 2006

SHAREHOLDER MANUAL

How To Buy Shares

Shares are offered continuously and sold without a sales charge. Shares of The Muirfield®, Total Return Utilities, Quantex™, Dynamic Growth, Aggressive Growth, Defensive Balanced, Strategic Growth and Money Market Funds are purchased at net asset value per share next determined after receipt of the purchase order by Mutual Funds Service Co., the Funds’ transfer agent, or an authorized agent of the Funds. For more information, please see "When Purchases Are Effective."

Investment Options — The Money Market Fund

The Money Market Fund offers two classes of shares, the Retail Class of shares or Institutional Class of shares of The Money Market Fund. Although your money will be invested in the same way no matter which class of shares you buy, there are differences among the expenses for each class and their minimum purchase amounts.

The following table shows the key features of each class:

	Retail Class	Institutional Class
Special Sales Charge	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge	None.	None.
Distribution and/or Shareholder Service Fee	Yes. 0.20%	Yes. 0.03%
Minimum Purchase Amount	$2,500	$1,000,000

Minimum Investment. The minimum investment to open an account in the Money Market Fund – Retail Class is $2,500 except an Individual Retirement Account (IRA) which has a $500 minimum. The minimum investment to open an account in the Money Market Fund - Institutional Class is $1,000,000. Subsequent investments in any account may be made in amounts of at least $100.

Opening an Account. You may open an account by mail or bank wire as follows:

By Mail: To purchase shares, fill out the New Account Application accompanying this Prospectus. A check payable to The Flex-funds must accompany the New Account Application. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Funds do not accept third party checks. Payments may be made by check or Federal Reserve Draft payable to the particular Fund(s) specified on the application and should be mailed to the following address: The Flex-funds®, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017.

By Bank Wire: If the wire order is for a new account, or to open an account in a different Fund, you must telephone the Fund prior to making your initial investment. Call 1-800-325-FLEX, or (614) 760-2159. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Money sent by a single wire can only be invested in one Fund. Have your bank wire federal funds to:

The Huntington National Bank
ABA #: 044000024
DDA Name: Flex-funds Activity Account
DDA #: 01892236997
Attn: (Include the Name of the Fund that the Purchase is Made Payable to)
Account Name: (Shareholder Name)
For Account #: (Shareholder A/C #)

On new accounts, a completed application must be sent to The Flex-funds® c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. A Fund will not permit a purchase of Fund shares until it receives the New Account Application in good order.

We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we will not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Subsequent Investments. Subsequent investments in an existing account in any Fund may be made by mailing a check payable to The Flex-funds®. Please include your account number on the check and an investment breakdown of how you want your investment allocated and mail those items to the following address:

The Flex-funds®
L-2569
Columbus, OH 43260-2569

Subsequent investments may also be made by bank wire as described above. It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

When Purchases Are Effective. New Account Applications for The Muirfield®, Total Return Utilities, Quantex™, Dynamic Growth, Aggressive Growth, Defensive Balanced, Strategic Growth and U.S. Government Bond Funds, when in good order and accompanied by payment, are accepted immediately and the shares are priced at the next determined net asset value per share. Subsequent purchase orders are handled the same way, except on purchases made by telephone. For purchases made by telephone, payment for shares purchased in The Quantex Fund™ is due within three business days, whereas payment for shares purchased in The Muirfield®, Total Return Utilities, Aggressive Growth, Defensive Balanced, Strategic Growth and Dynamic Growth Funds is due within one business day. Shares of The U.S. Government Bond Fund are sold at net asset value per share next determined after receipt of both a purchase order and payment. Income dividends in The U.S. Government Bond Fund begin as of the first business day following the day of purchase.

New Account Applications in good order and subsequent purchase orders for The Money Market Fund which are received by or on behalf of the Fund prior to 12:00 p.m., Eastern time on a business day, begin earning dividends that day, provided that payment in the federal funds (bank wire) is received by the bank that day. New Account Applications and subsequent purchase orders which are received after 12:00 p.m., or for which wire payment is not received, are accepted as a purchase the following day. Investments made by check are credited to shareholder accounts, and begin to earn dividends, on the next business day following receipt.

The Funds may limit the amount of purchases and refuse to sell shares to any person. You may be prohibited or restricted from making future purchases in the Funds. Checks must be made payable to the Funds in U.S. dollars and drawn on a U.S. bank. The Funds reserve the right to refuse any specific purchase order for any reason.

If a shareholder's check is dishonored, the purchase and any dividends paid thereon will be reversed and the Fund will charge you $15 for each check that is dishonored. If shares are purchased with federal funds, they may be redeemed at any time thereafter and the shareholder may secure his Funds as explained below. (See "How to Make Withdrawals (Redemptions).")

Financial Institutions: You may buy or sell shares of the Funds through a processing organization (broker-dealer, bank or other financial institution). When shares are purchased this way, the intermediary may be the shareholder of record of the shares. These intermediaries may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. If you are purchasing shares of a Fund through a program of services offered or administered by a processing organization, you should read the program materials of such processing organization in conjunction with this Prospectus.

Certain financial institutions that have entered into sales agreements and Rule 22c-2 Agreements (where applicable) with the Funds may enter confirmed purchase orders on behalf of customers by telephone to purchase shares of The Muirfield®, The Total Return Utilities, The Dynamic Growth, The Aggressive Growth, The Defensive Balanced, The Strategic Growth and The U.S. Government Bond Funds. Payment is due no later than the Fund's pricing time on the following business day. In the Quantex Fund™, payment for confirmed purchase orders is due within three business days. Purchase orders for The Money Market Fund which are received prior to noon, Eastern time, begin earning dividends that day, provided The Huntington National Bank, the Custodian for the Fund, receives federal funds by 4:00 p.m., Eastern time, that same day. If payment for the purchase of shares is not received in a timely manner, the financial institution placing the purchase order could be held liable for any loss incurred by a Fund.

Distribution Fees

Rule 12b-1 of the Investment Company Act permits mutual funds that adopt a written plan to pay out of Fund assets certain expenses relating to the sale and distribution of their shares. Each of the Funds has an adopted 12b-1 plan. The Muirfield Fund®, The Quantex Fund™, The U.S. Government Bond Fund and The Money Market Fund - Retail Class each pay an annual fee of up to 0.20% of Fund assets for distribution services. The Total Return Utilities Fund, The Aggressive Growth Fund, The Defensive Balanced Fund, The Strategic Growth Fund and The Dynamic Growth Fund each pays an annual fee of up to 0.25% of Fund assets for distribution services. The Money Market Fund - Institutional Class pays an annual fee of up to 0.03% of the assets in the class for distribution services. Payments under each plan are made for distribution in the form of commissions and fees, advertising, sales literature, services of public relations consultants, direct solicitation and expenses of printing prospectuses and reports used for sales purposes. Persons who receive payments under the plans include, but is not limited to, securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks, and service organizations.

In addition, each of the Funds, except for the Money Market Fund, has adopted an administrative services plan. Under these plans, shares of these Funds bear a service fee of up to 0.20% of Fund assets per year. Service fees are used primarily to reimburse financial intermediaries and persons, including “platforms”, for providing services to Fund shareholders and maintaining shareholder accounts.

Because these 12b-1 and service fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying out other types of sales charges.

Payment of Additional Cash Compensation

On occasion, Meeder may make payments out of its resources and legitimate profits, which may include profits Meeder derives from investment advisory fees paid by the Funds, to authorized agents as incentives to market the Funds, to cooperate with Meeder’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” and are in addition to the sales charges, Rule 12b-1 fees, and payments to authorized agents as discussed above. The payments are made pursuant to agreements between authorized agents and Meeder and do not affect the price investors pay to purchase shares of a Fund, the amount a Fund will receive as proceeds from such sales, or the amount of Rule 12b-1 fees and other the expenses paid by a Fund.

Additional cash compensation payments may be used to pay authorized agents for: (a) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as "platform access fees"); (b) program support, such as expenses related to including the Funds in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (c) placement by a financial intermediary on its offered, preferred, or recommended fund list; (d) marketing support, such as providing representatives of Meeder access to sales meetings, sales representatives and management representatives; (e) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Funds and shareholder financial planning needs; (f) providing shareholder and administrative services; and (g) providing other distribution-related or asset retention services.

Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.

For the year ended December 31, 2007, the following broker-dealers offering shares of the Funds, and/or their respective affiliates, received additional cash compensation or similar distribution related payments from Meeder for providing marketing and program support, administrative services, and/or other services as described above:

Kevin Brown, Pension Alliance
Mat Calamita, Delaware Valley Retirement, Inc.

Any additions, modifications, or deletions to this list that may have occurred since December 31, 2007 are not reflected. In addition to member firms of the Financial Industry Regulatory Authority, Meeder also reserves the ability to make payments, as described above, to other authorized agents that sell or provide services to the funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list and may include affiliates of Meeder. You should ask your financial intermediary whether it receives additional cash compensation payments, as described above, from Meeder or its affiliates.

Meeder or its affiliates also may pay non-cash compensation to authorized agents and their representatives in the form of (a) occasional gifts; (b) occasional meals, tickets or other entertainment; and/or (c) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

The underlying mutual funds in which The Muirfield®, Dynamic Growth, Aggressive Growth, Defensive Balanced and Strategic Growth Funds invest will typically have their own 12b-1 plans, which permit payment of 12b-1 fees to or for the benefit of their investors, such as the Funds. The Funds will seek to obtain such payments, to be used to offset the payments to intermediaries and persons providing distribution and administrative services, including the “platform” arrangements referred to above.

How To Make Withdrawals (Redemptions)

Shares are redeemed and Funds withdrawn at net asset value per share, and there are no redemption fees. (See "Valuation of Shares.")

By Mail: You may redeem shares by mailing a written request to The Flex-funds®, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, OH 43017.
Certain requests by mail must include a signature guarantee. The signature guarantee requirement is designed to protect you and the Fund from fraud.

Your redemption request must be made in writing and include a signature guarantee if any of the following situations apply:

•	Your account registration or account address has changed within the last 30 days;

•	The check is being mailed to a different address than the one on your account (record address);

•	The check is being made payable to someone other than the account owner;

•	The redemption proceeds are being transferred to a Fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings and loan association. A notary public cannot provide a signature guarantee.

Amounts withdrawn are mailed without charge to the address printed on your account statement.

By Telephone: You may redeem shares by telephone by calling: 1-800-325-FLEX, or (614) 760-2159. If you wish to use the telephone redemption procedure, you must select this feature on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on your account statement.

As a special service, you may arrange to have amounts in excess of $1,000 wired in federal funds to a designated commercial bank account. To use this procedure, please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.

You may change the bank account designated to receive redemptions. This may be done at any time upon written request to the Fund. In this case, your signature must be guaranteed. Additional documentation for redemptions may be required from corporations, executors, administrators, trustees, guardians, or other fiduciaries.

When Redemptions Are Effective. Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "Valuation of Shares.")

When Payments Are Made. Amounts withdrawn by telephone are normally mailed or wired on the next bank business day following the date of the order for withdrawal. In The Money Market Fund, if a request for a wire redemption is received prior to noon, Eastern time, on a bank business day, Funds will be redeemed and wired on the same day. Amounts withdrawn by mail are normally sent by U.S. mail within one business day after the request is received, and must be mailed within seven days at the latest. There is one exception, if shares are purchased by check, the Funds' transfer agent will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected, which may take up to 10 days. The Fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")

Check-writing Redemption Procedure—Money Market Fund Only: The Money Market Fund will provide a supply of checks to any shareholder when requested. These checks are mailed to your address of record normally within two weeks following the date of the initial account investment. These checks may be used to draw against your Money Market Fund account. Checks may be written in any amount greater than $100. To use this privilege you must complete the check-writing redemption feature on the New Account Application form and complete the signature card, or notify the Fund after making an initial investment.

A commercial check package consisting of 300 checks is available for a nominal charge. If you are interested in a commercial check package, you should contact the Funds for additional information at 1-800-325-FLEX or (614) 760-2157.

When a check is presented to the Bank for payment, the Bank (as your agent) will cause the Fund to redeem sufficient shares to cover the amount of the check. Shares continue earning dividends until the day on which the check is presented to the Bank for payment. Due to the delay caused by the requirement that redemptions be priced at the next computed net asset value, the Bank will only accept checks for payment which are presented through normal bank clearing channels. If shares are purchased by check, the Funds' transfer agent will return checks drawn on Funds from purchases made by check(s), or any portion thereof, until the check(s) used to purchase shares has cleared. If you anticipate check redemptions soon after you purchase shares, you are advised to wire Funds to avoid the return of any check(s). If the amount of the check is greater than the value of the shares held in your account, the check will be returned and your account will be charged a fee of $15. To avoid the possibility that a check may not be accepted due to insufficient share balances, you should not attempt to withdraw the full amount of an account or to close out an account by using this procedure. The Money Market Fund, the transfer agent and the Bank will not be liable for any loss or expenses associated with returned checks. Use of this procedure will be subject to the Bank's rules and regulations governing checking accounts.

You may request a stop payment on any check and the transfer agent will attempt to carry out your request. The transfer agent cannot guarantee that such efforts will be successful. As the Bank charges the Fund for this service, your account will be charged a $29 fee for any stop payment request that becomes effective. No fee, other than those specified above, will be charged to you for participation in the check-writing redemption procedure or for the clearance of any checks.

Accounts With Low Balances. If your account has shares valued at less than $1,000 ($500 for an IRA), the account will be subject to an annual fee of $15.00. The fee is automatically deducted from the account in July of each year. Sixty days prior to the date the fee is deducted you will receive written notification of the upcoming fee. Account balances will be determined on a fund-by-fund basis. If you participate in the Automatic Account Builder Program, you will not be subject to this fee. This fee will also not be charged to group retirement accounts that are making continuing purchases and certain accounts held by broker-dealers through the National Securities Clearing Corporation. Any Fund may redeem shares in your account for their then current net asset value and pay the proceeds to you if at any time your account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions you have made or if you have opened your account for less than the minimum purchase amount and do not purchase additional shares to meet the minimum balance requirement. You will be notified in writing 30 days before any redemption due to an account balance falling below the minimum required balance occurs.

Exchange Privilege

You may exchange shares of any Fund for shares of any other Flex-funds Fund that are available for sale in your state at their respective net asset values. Exchanges are subject to applicable minimum initial and subsequent investment requirements. It will be necessary to complete a separate New Account Application if:

•	you wish to register a new account in a different name;

•	you wish to add telephone redemption to an account; or

•	you wish to have check-writing redemption privileges in a Money Market Fund account.

Exchange requests may be directed to the Fund by telephone or written request. If your request is in valid form, and is accepted before the close of the Fund's business day, shares will be exchanged and receive that day’s net asset value price. Exchange requests from The Money Market Fund to another Fund must be received prior to noon, Eastern time, to be exchanged the same day as receipt. Otherwise, they will be exchanged the next business day and receive that day’s price.

By Mail: Exchange requests may also be made in writing and should be sent to The Flex-funds®, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017. The letter must be signed exactly as your name appears on the Fund's account records.

By Telephone: Exchange requests may be made by telephone: call 1-800-325-FLEX, or call (614) 760-2159. You may make exchanges by telephone if you have telephone redemption privileges for your current account. The registration of additional accounts must be identical.

Any exchange involves a redemption of all or a portion of the shares in one Fund and an investment of the redemption proceeds in shares of one of the other Funds. The exchange will be based on the respective net asset values of the shares involved, ordinarily at the value next determined after the request is received. If an exchange is received prior to market close, the shareholder will receive that day’s closing net asset value. If the exchange request is received after market close for that Fund being exchanged into, the shareholder will receive the following day’s closing net asset value. An exchange may be delayed briefly if redemption proceeds will not be available immediately for purchase of newly acquired shares. The exchange privilege may be modified or terminated at any time. In addition, each Fund may reject any exchange request and limit your use of the exchange privilege.

The exchange of shares of one Fund for shares of another Fund is treated for federal income tax purposes as a sale of the shares redeemed. You may realize a taxable gain or loss on an exchange, and you should consult your tax adviser for further information concerning the tax consequences of an exchange.

TRANSACTION POLICIES

Valuation of Shares. On days that the Funds are open, the net asset value per share (NAV) for each Fund, except The U.S. Government Bond Fund and The Money Market Fund, is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) by dividing the Fund's net assets by the number of its shares outstanding. The NAV for The U.S. Government Bond Fund and The Money Market Fund are determined each business day that the Federal Reserve System is open and are calculated at 4:00 p.m. and noon, Eastern time, respectively. For each Fund, the NAV is not calculated on the observance of New Year’s Day, Martin Luther King, Jr., Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to the aforementioned holidays, The U.S. Government Bond Fund and The Money Market Fund are also closed on days that the Federal Reserve System is closed. Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information.

The assets of each Fund, except The Money Market Fund, are generally valued on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Adviser under procedures adopted by the Board of Trustees. The Muirfield Fund®, The Dynamic Growth Fund, The Aggressive Growth Fund, The Defensive Balanced Fund and The Strategic Growth Fund are “funds of funds”. The NAVs of these funds of funds are calculated based primarily on the NAVs of the underlying mutual funds in which these funds of funds invest. The prospectuses for the underlying mutual funds in which the “funds of funds” invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Since some of the underlying mutual funds and underlying ETFs may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The underlying mutual funds and underlying ETFs should have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include fundamental analysis (earnings multiples, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restriction on the disposition of the securities.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the underlying funds could obtain the fair value assigned to a security if they were able to sell the security at approximately the time at which the underlying funds determine their NAV per share.

The assets of the Money Market Fund (and short-term money market instruments held by other portfolios) are valued on the basis of amortized cost.

Buy and Sell Prices. When you buy shares, you pay the NAV. When you sell shares, you receive the NAV for that day’s market close or time of pricing for that particular Fund.

Execution of Requests. Each Fund is closed for the observance of New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to the aforementioned holidays, The U.S. Government Bond Fund and The Money Market Fund are also closed on days that the Federal Reserve System is closed. Buy and sell requests are executed at the next NAV to be calculated after your request is received by the transfer agent before market close for that Fund.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven days, as allowed by federal securities laws.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate security measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Proceeds from telephone transactions can only be mailed to the address of record.

Sales in Advance of Purchase Payments. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase request has been received.

Short-term Trading Policy

Short-Term Trading Generally. The Funds (except for the Money Market Fund) discourage short-term or excessive trading, and seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Adviser or transfer agent such trading may interfere with the Funds’ transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Funds and their shareholders.

Short-Term Trading Consequences. The Funds may consider, among other factors, the investor’s trading history, both directly and, if known, through financial intermediaries, in the Funds, in non-Flex-funds mutual funds, or in accounts under common control or ownership. If information regarding your trading is brought to the attention of the Adviser or the Funds’ transfer agent and based on that information the Funds or their agents in their sole discretion conclude that your trading may be detrimental to the Funds as described in this short-term trading policy, the Funds may temporarily or permanently bar your future purchases into the Funds. Alternatively, the Funds may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions, including purchases and/or redemptions by an exchange or transfer between the Funds and any other mutual fund.

Short-term Trading Through Financial Intermediaries. As an investor, you are subject to this policy whether you are a direct shareholder of the Funds or investing indirectly in the Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan, such as a 401(k) retirement plan or a 529 college savings plan that maintains an omnibus account with the Fund for trading on behalf of its customers.

The Funds require financial intermediaries to apply the Funds’ short-term trading policy to their customers who invest indirectly in the Funds and the Funds have entered into Rule 22c-2 Agreements with these financial intermediaries in order to request shareholder level transaction activity to increase the Funds’ ability to monitor the trading activity of shareholders and enforce the Funds’ short-term trading policy with respect to the customers purchasing Fund shares through financial intermediaries.

Risks from Short-Term Trading. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of a Fund’s portfolio, increase a Fund’s transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of a Fund’s portfolio holdings expose the Fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of the Fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual Fund’s portfolio holdings and the net asset value of the Fund’s shares in Funds that hold significant investments in small-cap securities and other types of investments which may not be frequently traded.

The Funds will seek to reduce the risk of short-term trading by selectively reviewing on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this short-term trading policy.

Though this method of reducing the risk of short-term trading involves judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders. There is no assurance that the Funds or their agents will gain access to any or all information necessary to detect short-term trading in omnibus accounts. While the Funds will seek to take actions (directly and with the assistance of financial intermediaries) that will detect short-term trading, the Funds cannot represent that such trading activity can be completely eliminated.

Revocation of Short-Term Trading Trades. Transactions placed in violation of the Funds’ short-term trading policy are not necessarily deemed accepted by the Funds and may be cancelled or revoked by the Funds on the next business day following receipt by the Funds.

Other Shareholder Services

Automatic Account Builder:

This program offers you a convenient way to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. Under the program, regular investments in any Fund of $100 or more will be deducted from your checking or savings account and invested in shares of the Fund(s) selected. Your bank must be a member of the Automated Clearing House (ACH). If you wish to add to your investment account, you must complete the Automatic Account Builder section of the New Account Application. There is no charge for this service.

Direct Deposit:

Investments of $100 or more may be directly deposited into your account. If you wish to have a financial institution electronically transfer funds into your account, you should contact the Fund for information on this service by calling 1-800-325-FLEX or (614) 760-2159. There is no charge for this service.

Systematic Withdrawal Program:

This program allows you to automatically sell your shares and receive regular distributions of $100 or more from your account. You must either own or purchase shares having a value of at least $10,000 and advise the Fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. You should realize that if withdrawals exceed income dividends, the invested principal may be depleted. You may make additional investments to the account and may change or stop the systematic withdrawal program at any time. There is no charge for this program.

Retirement Plans

The following retirement plans are available: standardized and non-standardized prototype Profit Sharing Plans, Money Purchase Pension Plans, 401(k) Plans, Individual Retirement Accounts (IRA), Roth IRAs, Education IRAs, Simple IRAs and Simplified Employee Pension (SEP) Plans. Plan Adoption Agreements and Account Applications required to establish the retirement plan options are available through The Flex-funds®, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-325-FLEX, or call (614) 760-2159.

Sub-accounting for Institutional Investors:

A Fund's optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the Fund.

Distributor:

Shares of the Funds are sold in those states where their shares have been registered for sale or a valid exemption exists. States where registration or an exemption exists can be obtained by calling 1-800-325-FLEX or (614) 760-2159.

Statements, Reports and Prospectuses:

The Funds will send you quarterly confirmations of all transactions. You may elect on www.flexfunds.com to discontinue delivery of paper statements and receive statements online. In addition, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction, except Money Market transactions. The Funds will send you a monthly confirmation statement for all Money Market transactions. If you have not elected to receive online statements, your confirmation statement will be mailed within two days of the transaction. The Funds produce financial reports that include a complete list of each of the Funds’ portfolio holdings semiannually, and update the prospectus annually. You may elect to receive these reports and prospectus updates electronically on www.flexfunds.com.

Householding:

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Funds’ privacy policy to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call Mutual Funds Service Co. at 1-800-325-3539. You may also notify Mutual Funds Service Co. in writing if you wish to receive multiple copies of all Fund mailings. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after Mutual Fund Service Co. receives your request to stop householding.

MORE ABOUT RISK

A Fund's risk profile is largely defined by the Fund's principal securities and investment practices. You may find the most concise description of each Fund's risk profile in the fund-by-fund information.

The Funds are permitted to use – within limits established by the Trustees – certain securities and investment practices that have a variety of risks and opportunities associated with them. To the extent that a Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The Funds follow certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that a Flex-funds' Fund will earn income or show a positive total return over any period of time – days, months or years.

Investment Practices, Securities and Related Risks

This table shows each Fund's investment limitations as a percentage of the Fund's assets, if a percentage applies. In each case the principal types of risk are listed (see following pages for definitions). Numbers in this table show allowable usage only; for actual usage, consult the Funds' annual/semiannual reports.

NL — No policy limitation on usage; Fund may be using currently
P —  Permitted, but has not typically been used
NP —  Not permitted

	Quantex Fund™	Total Return Utilities Fund	Muirfield Fund®	U.S. Government Bond Fund	Money Market Fund	Aggressive Growth Fund	Dynamic Growth Fund	Defensive Balanced Fund	Strategic Growth Fund
Borrowing; Reverse Repurchase Agreements. Leverage and credit risk.	33-1/3%	33-1/3%	5%	5%	5%	33-1/3%	33-1/3%	33-1/3%	33-1/3%
Companies with Limited Operating Histories. Market, liquidity and information risk.	P	P	P	NP	P	NL	NL	NL	NL
Convertible Securities. Market, interest rate, prepayment and credit risk.	P	P	P	NP	NP	P	P	P	P
Currency Contracts. Currency leverage, credit, correlation, liquidity and opportunity risks.	NP	P	NP	NP	NP	NP	NP	NP	NP
Defensive Measures. Opportunity risk.	NP	100%	100%	100%	100%	20%	20%	70%	NP
Foreign Securities. Market, currency, transaction, liquidity, information and political risk.	NP	NL	NL	NP	NP	NL	NL	NL	NL
Hedging Strategies; Financial Futures and Options; Securities and Index Options. Hedging, correlation, opportunity, leverage, interest rate, market, and liquidity risks.	NL	NL	NL	NL	NP	NL	NL	NL	NL

	Quantex Fund™	Total Return Utilities Fund	Muirfield Fund®	U.S. Government Bond Fund	Money Market Fund	Aggressive Growth Fund	Dynamic Growth Fund	Defensive Balanced Fund	Strategic Growth Fund
Illiquid and Restricted Securities. Market, liquidity and transaction risk.	10%	10%	10%	10%	10%	15%	15%	15%	15%
Investment Grade Bonds. Interest rate, prepayment, market and credit risk.	NP	P	P	NL	P	P	P	P	P
Non-Investment Grade Corporate Bonds. Rated B or higher.	P	P	P	20%	P	P	P	P	P
Long/Short Funds. Market, hedged leverage, speculative leverage, correlation, liquidity, and opportunity risks.	NP	NP	P	NP	NP	P	P	P	P
Repurchase Agreements. Credit risk.	NL	NL	NL	NL	NL	NL	NL	NL	NL
Short Sales - Hedged. hedged leverage, market correlation, liquidity, and opportunity risks. Speculative. Speculative leverage, market, and liquidity risks.	P*	P*	P*	P*	NP	P*	P*	P*	P*

Small and Mid-sized Company Securities. Market, liquidity and information risk.	NL	NL	NL	NP	NP	NL	NL	NL	NL
When-issued Securities and Forward Commitments. Market, opportunity and leverage risks.	NP	P	P	NP	NP	P	P	P	P

*Short-sales against the box only.

RISK AND INVESTMENT GLOSSARY

Borrowing and Reverse Repurchase Agreements refers to a loan of money from a bank or other financial institution undertaken by the Fund.

Common Stock is a share of ownership (equity) interest in a company.

Companies with Limited Operating Histories are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

Convertible Securities are debt or equity securities which may be converted on specified terms into stock of the issuer.

Correlation Risk occurs when a Fund "hedges" – uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way portfolio managers expect them to, then unexpected results may occur.

Credit Risk means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency Contracts involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.

Currency Risk happens when a Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency value can cause investment losses when a portfolio's or a Fund’s investments are converted to U.S. dollars.

Defensive Measures may be taken when a Fund's Adviser believes they are warranted due to market conditions. When this happens, the Fund may increase its investment in government securities and other short-term securities without regard to a Fund’s investment restrictions, policies or normal investment emphasis. As a result, the Fund could be unable to achieve its investment objective.

Diversification means a diversified fund may not, with respect to at least 75% of its assets (in the case of The Money Market Fund, 100% of its assets), invest more than 5% in the securities of one company. A non-diversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the Fund's share price. All of the Flex-funds® are diversified funds.

Financial Futures are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date.

Foreign Securities are issued by companies located outside of the United States. A Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has its principal office in, a country other than the U.S.

Forward Foreign Currency Contracts are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date.

Hedging Risk comes into play when a Fund uses a security whose value is based on an underlying security or index to "offset" a Fund’s position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation Risk.")

Illiquid and Restricted Securities are securities which, by rules of their issue or by their nature, cannot be sold readily. These include illiquid Rule 144A securities.

Information Risk means that information about a security or issuer may not be available, complete, accurate or comparable.

Interest Rate Risk is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

Investment Grade Bonds are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment grade bonds.

Leverage Risk occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the account that was invested in the contract.

Liquidity Risk occurs when investments cannot be sold frequently. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid or thinly traded security or may not be able to sell it at all.

Long/Short Funds are mutual funds or closed-end investment companies that can take long and/or short positions in equity and/or debt securities of U.S. and foreign companies. Long/Short funds buy equity and/or debt securities "long" when they believe the securities will perform better than their peers. Long/Short funds sell equity and/or debt securities "short" when they believe the securities will underperform their peers. A long position is when the Long/Short Fund purchases equity and/or debt securities outright. A short position is when the Long/Short Fund sells an equity and/or debt security that it has borrowed with the expectation that the market price will drop and that the security will be able to be bought back at a lower price at a later date.

Market Capitalization is the total current market value of a company's outstanding common stock.

Market Risk exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity Risk means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

Options are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar, but settle in cash.

Political Risk comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment Risk is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed-income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

Repurchase Agreements means the purchase of a security that must later be sold back to the issuer at the same price plus interest.

Sector Focus occurs when a significant portion of a Fund's assets are invested in a relatively small number of related industries. None of The Flex-funds®, except the Total Return Utilities Fund, will concentrate more than 25% of their total assets in any one industry. Sector focus may increase both market and liquidity risks.

Securities Lending means the lending of securities to financial institutions, which provide cash or government securities as collateral.

Short Sales means the selling of securities which have been borrowed on the expectation that the market price will drop and that the securities will be able to be bought back at a lower price at a later date.

Short-Term Trading means selling a security soon after purchase. A Fund engaging in short-term trading will have higher turnover and transaction expenses. Short-term trading may also result in short-term capital gains. Upon the distribution to you of any net short-term capital gains from a Fund, you will be taxed at ordinary tax rates. Because the Adviser may take defensive measures with regard to 100% of the assets of The Money Market Fund, the risks and expenses of short-term trading may be higher in this Fund.

Small and Mid-sized Company Securities are securities issued by small or mid-sized companies, as measured by their market capitalization. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In general, the smaller the company, the greater the investment risk.

Transaction Risk means that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

When Issued Securities and Forward Commitments involve the purchase and sale of securities for delivery at a future date, market value may change before delivery.

FOR MORE INFORMATION:

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

Annual and Semiannual Reports

These reports include portfolio holdings, financial statements, performance information, the auditor's report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Information about the Funds (including the SAIs) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

The Funds make available their SAIs, annual reports and semi-annual reports, free of charge on the Funds’ website at www.flexfunds.com.

To request a free copy of the current annual report, semi-annual report or SAI, or to request other information about the Funds, or make shareholder inquiries, please write, call or E-mail us at:

The Flex-funds®
6125 Memorial Drive
Dublin, OH 43017
614-760-2159
Toll Free: 1-800-325-3539
Fax: 614-766-6669
flexfunds@meederfinancial.com
www.flexfunds.com

Investment Company Act File No. 811-3462

THE AGGRESSIVE GROWTH FUND
THE DEFENSIVE BALANCED FUND
THE STRATEGIC GROWTH FUND
Funds of The Flex-funds® Trust

Statement of Additional Information Dated August 25, 2008

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Funds dated August 25, 2008. A copy of the Prospectus may be obtained from The Flex-funds®, at the above address, or by calling: 1-800-325-FLEX, or (614) 760-2159. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

Investment Adviser	Transfer Agent
Meeder Asset Management, Inc.	Mutual Funds Service Co.

DESCRIPTION OF THE TRUST

Background. The Trust was organized as a Massachusetts business trust on December 31, 1991 as the successor to a Pennsylvania business trust organized on April 30, 1982. Each of its constituent funds is a diversified open-end management investment company. The business and affairs of the Trust are under the direction of its Board of Trustees.

As stated in "Investment Policies and Related Matters," except as otherwise expressly provided herein, a Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval.

For descriptions of the investment objectives and policies of a Fund, see "Investment Policies and Related Matters." For descriptions of the management and expenses of the Funds, see "Investment Adviser and Manager" and "Officers and Trustees.”

Shares of Beneficial Interest. The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing Funds and to create additional Funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue its own series of shares of beneficial interest. The shares of each Fund represent an interest only in that Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of that Fund.

Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of the other Funds.

When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a Fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

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Shares are fully paid and nonassessable. Shares have no preemptive or conversion rights. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder's investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the funds will continue indefinitely.

Trustee Liability. The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT POLICIES AND RELATED MATTERS

General. The investment policies set forth below in this section represent the Funds' policies as of the date of this Statement of Additional Information. The investment policies are not fundamental and all may be changed by the Trustees of the Funds without shareholder approval.

Closed-End Investment Companies. The Funds may invest their assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having the Manager as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

A Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Manager, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

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The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

A Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. A Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Common Stocks. A Fund may invest in common stocks based upon the criteria described in its investment objectives. Under normal circumstances, investments in common stocks will not exceed 25% of a Fund's net assets.

Corporate Debt. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. A Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to the Fund.

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Exchange Traded Funds. The Funds may invest in a range of exchange-traded funds ("ETFs"). ETFs may include, but are not limited to, Standard & Poor’s Depositary Receipts ("SPDRs"), DIAMONDS,SM Nasdaq-100 Index Tracking Stock ("QQQs"), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 50 and streetTRACKS. Additionally, the Fund may invest in new exchange traded shares as they become available.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM ("S&P 500 Index"). SPDRs trade on the American Stock Exchange ("AMEX") under the symbol SPY. The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index. The DIAMONDS Trust’s shares trade on the AMEX under the symbol DIA. QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasadaq 100 Index by holding shares of all the companies on the Index. Shares trade on the AMEX under the symbol QQQ. The iShares are managed by Barclays Global Investors, N.A. ("Barlcays"). They track 80 different indexes, including sector/industry indexes (such as the S&P Financial Sector Index), bond indexes (such as the Lehman Brothers U.S. Aggregate Index and the Lehman 1-3 Year Treasury Bond Index) and international indexes (such as the S&P Europe 500 Index). Each iShares international ETF represents a broad portfolio of publicly traded stocks in a selected country. Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International ("MSCI") Index. Barclays, the sole U.S. provider of fixed income ETFs, offers six iShares fixed income ETFs that track a particular Lehman Brothers' bond index. ETFS (both stock and fixed income) are subject to all of the common stock risks, and the international iShares are subject to all of the foreign securities risks described above. SPDRs, DIAMONDS, QQQs and iShares are considered to be investment companies, see "Investments in Other Investment Companies" below.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

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The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if a fund's Adviser believes it is in the fund's interest to do so. A fund's ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended, which provides that the ETFs will not be obligated to redeem shares held by a fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. The Funds will not purchase creation units.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although a Fund believes that, in the event of the termination of an underlying ETF it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent a Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

Investment Company Securities. Each Fund will invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended and the Fund's investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, a Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to a Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. A Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

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In addition, a Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the FINRA for funds of funds.

U.S. Government Securities. The Funds may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

Money Market Instruments. The Defensive Growth Fund may invest up to 100% of its assets in money market instruments, investment grade bonds, and/or underlying ETFs that invest in fixed-income securities as a defensive tactic. The Aggressive Growth Fund and The Focused Growth Fund will normally be fully invested, but may invest in money market instruments, investment grade bonds, and/or underlying ETFs that invest in fixed-income securities in order to (a) accommodate cash flow from purchases and sales of their shares and (b) adjust the percentage of their assets invested in each of the underlying ETFs or other securities they own. When investing in money market instruments, a Fund will limit its purchases, denominated in U.S. dollars, to the following securities.

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U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. A Fund may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. A Fund will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will a Fund invest more than 10% of its assets in time deposits.

High Quality Commercial Paper - A Fund may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

Private Placement Commercial Paper - private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Funds. A Fund's risk is that the universe of potential buyers for the securities, should the Fund desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

Repurchase Agreements - See "Repurchase Agreements" below.

The Manager exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of a Fund's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of a Fund.

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Ratings

1. Moody's Investors Service, Inc.'s Corporate Bond Rating:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor's Corporation's Corporate Bond Rating:

AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

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3. Commercial Paper Ratings:

Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

U.S. Government Obligations - are bills, certificates of indebtedness notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

Repurchase Agreements - See "Repurchase Agreements" below.

Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

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Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit requirements.

Illiquid Investments. The Funds and their underlying ETFs or closed-end investment companies may invest their assets in illiquid securities. Illiquid securities are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Manager determines the liquidity of each Fund's investments and, through reports from the Manager, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Manager may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Manager may determine some restricted securities to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities. The Funds and their underlying ETFs or closed-end investment companies may invest their assets in restricted securities. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Repurchase Agreements. The Funds may invest their assets in repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. A Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

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While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund in connection with bankruptcy proceedings), it is each Fund's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

Hedging Strategies. Each Fund may engage in hedging transactions in carrying out its investment policies. The Manager may conduct a hedging program on behalf of a Fund for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce the Fund’s transaction costs or add value when these instruments are favorably priced; (3) to forego taxes that would otherwise have to be paid on gains from the sale of the Fund's securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased by the Fund while the manager is making a change in the Fund's investment position.

A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. Financial futures contracts or related options used by a Fund to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

Limitations on Futures and Options Transactions. For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as the Funds. All futures transactions for a Fund will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever a Fund establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Fund. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, a Fund will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by a Fund to protect against reinvestment risk are intended to protect the Fund against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

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A Fund may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

The above limitations on a Fund's investments in futures contracts and options, and each Fund’s policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract.

Some currently available futures contracts are based on indices of securities-prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of each Fund’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

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The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price.

A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position.

When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

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Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

A Fund may write only "covered" call options. An option written on a security or currency is "covered" when, so long as the Fund is obligated under the option, it owns the underlying security or currency. A Fund will "cover" stock index options and options on futures contracts it writes by maintaining in a segregated account either marketable securities, which in the Subadviser's judgment correlate to the underlying index or futures contract or an amount of cash, U.S. government securities or other liquid, high grade debt securities equal in value to the amount the Fund would be required to pay were the option exercised.

Combined Positions. A Fund may purchase and write options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

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A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.

Asset Coverage for Futures and Options Positions. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Short Sales. A Fund may enter into short sales "against the box" with respect to equity securities it holds. For example, if the Manager anticipates a decline in the price of a stock the Fund holds, it may sell the stock short "against the box." If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the stock's decline. Each Fund currently intends to hedge no more than 25% of its total assets with short sales "against the box" on equity securities under normal circumstances.

When a Fund enters into a short sale "against the box", it will be required to own, or have the right to obtain at no added cost, securities identical to those sold short "against the box" and will be required to continue to hold them while the short sale "against the box" is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

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INVESTMENT RESTRICTIONS

The investment restrictions below have been adopted by the Trust with respect to each of the Funds as fundamental policies. Under the Investment Company Act of 1940 (the "Act"), a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, to which it relates, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a shareholder meeting if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (b) more than 50 percent of the outstanding shares ("Majority Voters). The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities. Whenever a Fund is requested to vote on a change in the investment restrictions, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the shareholders.

Diversification. Each Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. This policy may not be changed without the vote of a majority of the outstanding voting securities (as defined above) of each Fund.

Provided that nothing in the following investment restrictions shall prevent the Trust from investing all or part of a Fund's assets in an open-end management investment company with the same investment objective or objectives as such Fund, no Fund may:

(a) Issue senior securities;

(b) Act as underwriter of securities of other issuers;

(c) Invest in real estate except for office purposes;

(d) Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts involving U.S. Treasury Securities, corporate securities, or financial indexes;

(e) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties; but this limitation does not apply to purchases of debt securities or repurchase agreements;

(f) Purchase more than 10% of any class of securities, including voting securities of any issuer, except that the purchase of U.S. Treasury debt instruments shall not be subject to this limitation and the securities of investment companies shall not be subject to this limitation if an exemptive order is obtained permitting the Fund to exceed this limitation;

(g) Purchase any securities on margin, or participate in any joint or joint and several trading account, provided, however, that it may open a margin account to the extent necessary to engage in hedging transactions which are not precluded by other particular restrictions;

(h) Make any so-called "short" sales of securities, except against an identical portfolio position (i.e., a "short sale against the box"), but this restriction shall not preclude a futures contract which sells short an index or group of securities;

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(i) Purchase or retain any securities of an issuer, any of whose officers directors or security holders is an officer or director of the Trust or a Fund, if such officer or director owns beneficially more than 1/2 of 1% of the issuer's securities or together they own beneficially more than 5% of such securities;

(j) Invest in securities of companies that have a record of less than three years' continuous operation if, at the time of such purchase, more than 5% of its assets (taken at value) would be so invested;

(k) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs;

(l) Invest directly in warrants; provided, however, the purchase of the shares of other investment companies that hold warrants is permitted;

(m) Invest more than 15% of its net assets in restricted securities and securities for which market quotations are not readily available and repurchase agreements that mature in excess of seven days; and

(n) Invest more than 25% of its total assets in the securities of underlying ETFs which concentrate (e.g., invest more than 25% of their assets) in the same industry, provided that through its investment in underlying ETFs, the Fund indirectly may invest more than 25% of its assets in one industry.

Each of the Trust's and the Funds' operating policy is not to: (a) Notwithstanding (b) above, pledge assets having a value in excess of 10% of its gross assets; (b) Invest in oil, gas or mineral leases or programs; and (c) Purchase real estate limited partnerships.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ complete portfolio holdings as of the end of each calendar quarter are posted on www.flexfunds.com ordinarily by the 10th business day following that calendar month. This posted information generally remains accessible at least until the Funds files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.flexfunds.com information is current. The Funds do not disseminate nonpublic information about portfolio holdings except as provided below. The Funds’ allow disclosure of nonpublic portfolio holdings information to affiliates of Meeder Asset Management, Inc. only for the purposes of providing services to The Funds.

The Funds’ permit nonpublic portfolio holdings information to be shared with subadvisers, pricing services, custodians, independent auditors, brokers in portfolio transactions for the Funds, any securities lending agents and other service providers to the Funds who require access to this information to fulfill their duties to the Funds, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Morningstar and Lipper, or other entities that have a legitimate business purpose in receiving the information sooner than 10 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

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Prior to any disclosure of the Funds’ nonpublic portfolio holdings information to the foregoing types of entities or persons, the Chief Compliance Officer of the Trust must make a good faith determination in light of the facts then known that the Funds have a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Funds, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Reports regarding arrangements to disclose the Funds’ nonpublic portfolio holdings information will be provided to the Trustees. The Funds’ Chief Compliance Officer shall report any disclosure of the Funds’ nonpublic portfolio holdings information to the Funds’ Board of Trustees at the next meeting of the Board of Trustees following the disclosure and shall report the rationale for such good faith determination.

PORTFOLIO TURNOVER

The portfolio turnover rate for the fiscal year ended December 31, 2007, in The Defensive Balanced Fund (formerly The Defensive Growth Fund) was 137% (105% in 2006); in The Aggressive Growth Fund was 170% (200% in 2006; 181% in 2005); and in The Strategic Growth Fund (formerly The Focused Growth Fund) was 134% (92% in 2006). The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.

PURCHASE AND SALE OF PORTFOLIO SECURITIES

All orders for the purchase or sale of portfolio securities are placed on behalf of each Fund by the Manager pursuant to authority contained in the investment advisory agreement. The Manager is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Manager considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Fund expenses.

Each Fund may execute portfolio transactions with broker-dealers that provide research and execution services to the Fund or other accounts over which the Manager or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Manager (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Manager's investment staff based upon the quality of research and execution services provided.

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The receipt of research from broker-dealers that execute transactions on behalf of a Fund may be useful to the Manager in rendering investment management services to the Fund or its other clients, and conversely, such research provided by broker-dealers that have executed transaction orders on behalf of the Manager's other clients may be useful to the Manager in carrying out its obligations to the Fund. The receipt of such research is not expected to reduce the Manager's normal independent research activities; however, it enables the Manager to avoid the additional expenses that could be incurred if the Manager tried to develop comparable information through its own efforts.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a Fund to pay such higher commissions, the Manager must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Manager's overall responsibilities to the Fund and its other clients. In reaching this determination, the Manager will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

The Manager may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Manager under which the broker-dealer allocates a portion of the commissions paid by a Fund toward payment of the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

The Trustees of each Fund periodically review the Manager's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by each Fund over representative periods of time to determine if they are reasonable in relation to the benefits to each Fund.

From time to time, the Trustees of each Fund will review whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

Each Fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of each Fund intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

Although each Fund has substantially the same Trustees and officers, investment decisions for each Fund are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these Funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one Fund.

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When two or more Funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a policy considered by the Fund Trustees to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as one of the Funds is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Trustees of each Fund that the desirability of retaining the Manager as investment adviser to each Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

During the year ending December 31, 2007, The Aggressive Growth Fund paid total commissions of $31,902 ($18,943 in 2006; $3,446 in 2005); The Defensive Balanced Fund (formerly The Defensive Growth Fund) paid total commissions of $62,801; and The Strategic Growth Fund (formerly The Focused Growth Fund) paid total commissions of $53,051.

VALUATION OF PORTFOLIO SECURITIES

The Funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees.

Securities owned by a Fund and listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last published sale on such exchange each day that the exchange is open for business. Futures contracts are valued on the basis of the cost of closing out the liability i.e. at the settlement price of a closing contract or at the asked quotation for such a contract if there is no sale. Money market instruments (certificates of deposit commercial paper, etc.) having maturities of 60 days or less are valued at amortized cost if not materially different from market value. Fund securities for which market quotations are not readily available are to be valued by the Manager in good faith, at its own expense, under the direction of the Trustees.

Other assets, which include cash, prepaid and accrued items, and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES

From time to time The Aggressive Growth Fund, The Defensive Balanced Fund (formerly The Defensive Growth Fund) and The Strategic Growth Fund (formerly The Focused Growth Fund) may advertise their period and average annual total returns for various periods of time. An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be slightly higher than a period total return, if the period is shorter than one year, because of the assumed reinvestment.

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Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of each Fund will vary depending upon interest rates, the current market value of the securities held by each Fund, and changes in the Fund's expenses.

When applicable, depending on the Fund, the periods of time shown will be for a one-year period, a five-year period, a ten-year period, and since inception. The calculation assumes the reinvestment of all dividends and distributions. Examples of the total return calculation for the Funds will assume a hypothetical investment of $1,000 at the beginning of each period.

It is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1+T)n = ERV
P = initial investment of $1,000
T = average annual total return
n = Number of years
ERV = ending redeemable value at the end of the base period

Total return performance data represent past performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

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Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.

The following SEC formula was used to calculate these figures:

P(1+T)[n] = ATVD

where:

P	=	a hypothetical initial payment of $1,000
T	=	average annual total return (after taxes on distributions)
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

Average annual total return after taxes on distributions and sale of a fund's shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of a fund's shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

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Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any non-recurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

Each Fund's sales literature and advertising commonly refer to this calculation as a Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.
The following SEC formula was used to calculate these figures:

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P(1+T)[n] = ATVDR

where:
P	=	a hypothetical initial payment of $1,000
T	=	average annual total return (after taxes on distributions and redemptions)
n	=	number of years
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

Comparative Performance Information may be used from time to time in advertising or marketing information relative to the Funds, including data from Lipper Analytical Services, Inc., Morningstar Mutual Fund Report, other publications, various indices, or results of the Consumer Price Index, other mutual funds or investment or savings vehicles.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

On days that the Funds are open, the net asset value per share (NAV) for the Funds is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) by dividing the Funds’ net assets by the number of its shares outstanding. However, the NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Funds’ NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares. For the Funds, the NAV is not calculated on the observance of New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the Manager expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.

The NAV for the Defensive Balanced, Aggressive Growth and Strategic Growth Funds is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

Shareholders of each Fund will be able to exchange their shares for shares of any mutual fund that is a series of The Flex-funds® (each a "Flex-funds® Fund"). No fee or sales load will be imposed upon the exchange.

Additional details about the exchange privilege and prospectuses for each of the Flex-funds® Funds are available from the Funds’ Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and each Fund has the right to reject any exchange application relating to such Fund's shares. The 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

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In the Prospectus, each Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Redemptions in Kind. The Flex-funds® has reserved the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be harmful to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage and transaction charges in converting the securities to cash. Redemptions in kind are taxable transactions. A Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Automatic Account Builder. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of a Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

Further information about these programs and an application form can be obtained from the Funds’ Transfer Agent.

Systematic Withdrawal Program. A systematic withdrawal plan is available for shareholders having shares of a Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 which amount is not necessarily recommended).

Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

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INVESTMENT ADVISER AND MANAGER

Meeder Asset Management, Inc. (the “Manager”) is the investment adviser and manager for, and has a separate Investment Advisory Contract with, each Fund.

Pursuant to the terms of each Investment Advisory Contract, the Manager has agreed to provide an investment program within the limitations of each Fund's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Fund business, other than accounting services and services that are provided by each Fund's custodian, transfer agent, independent accountants, and legal counsel.

The Investment Advisory Contract for each Fund was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Funds. Each of these contracts is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of outstanding shares of each Fund, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewals.

Each Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Fund, by the Trustees of the Funds, or by the Manager.

Costs, expenses and liabilities of the Trust attributable to a particular Fund are allocated to that Fund. Costs, expenses and liabilities that are not readily attributable to a particular Fund are allocated among all of the Trust's Funds. Thus, each Fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from Meeder Asset Management; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the 0.25% limitation of each Fund's Distribution Plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; service fees within the 0.20% limitation of each Fund’s Administrative Services Plan and other miscellaneous expenses.

The respective expenses of each Fund include the compensation of its respective Trustees who are not affiliated with the Manager; registration fees; membership dues allocable to the Fund; fees and expenses of independent accountants, of legal counsel and of any transfer agent, accountant, custodian of the Fund; insurance premiums and other miscellaneous expenses.

Expenses of each Fund also include all fees under its Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Advisory Contract and other miscellaneous expense.

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The Board of Trustees of the Trust believes that the aggregate per share expenses of any Fund will be less than or approximately equal to the expenses which a Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Fund.

The Manager earns an annual fee, payable in monthly installments as follows. The fee for each Fund is based upon the average net assets of the Fund and is at the rate of 0.75% of the first $200 million and 0.60% in excess of $200 million of average net assets.

For the year ended December 31, 2007, The Aggressive Growth Fund paid total fees to the Manager of $199,127 ($130,155 in 2006; $81,582 in 2005), in The Defensive Balanced Fund (formerly The Defensive Growth Fund) $458,265 ($184,648 in 2006) and in The Strategic Growth Fund (formerly The Focused Growth Fund) $400,743 ($164,156 in 2006).

Meeder Asset Management, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6125 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Meeder Financial, Inc. ("MFI"), a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. MFI conducts business only through its five subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser; and Adviser Dealer Services, Inc., a broker-dealer.

The Manager's officers and directors Meeder Asset Management, Inc. are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Robert S. Meeder, Jr., President; Linda C. Moran, Vice President, Human Resources; Dale W. Smith, Chief Financial Officer and Chief Investment Officer; and David R. Carson, Chief Compliance Officer. Mr. Robert S. Meeder, Jr. is President and a Trustee of the Trust and each Fund. Mr. Smith is an officer of the Trust.

The Manager may use its resources to pay expenses associated with the sale of each Fund’s shares. This may include payments to third parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of each Fund’s shares. However, the Funds do not pay the Manager any separate fee for this service.

A team of persons employed by the Manager are jointly and primarily responsible for the day-to-day management of the Funds. The team consists of Clinton Brewer, Robert S. Meeder, Jr., Dale Smith and Robert Techentin (the “Portfolio Managers”). As of December 31, 2007, the Portfolio Managers were responsible for the management of the following types of accounts:

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Portfolio Manager	Account Type	Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee

Clinton Brewer**	Registered Investment Companies/Other Accounts	None	None	None	None

Robert S. Meeder, Jr.	Registered Investment Companies/Other Accounts	9 Registered Investment Companies; 14,917 Other Accounts*	$408.3 million in Registered Investment Companies; $697.8 million in Other Accounts*	None	None

Dale Smith	Registered Investment Companies/Other Accounts	9 Registered Investment Companies; 14,917 Other Accounts*	$408.3 million in Registered Investment Companies; $697.8 million in Other Accounts*	None	None

Robert Techentin	Registered Investment Companies/Other Accounts	9 Registered Investment Companies; 14,917 Other Accounts*	$408.3 million in Registered Investment Companies; $697.8 million in Other Accounts*	None	None

*The total number of other accounts managed by the Portfolio Managers and the total amount of assets in the other accounts are overstated because if a Portfolio Manager manages a portion of the other account, that account and the total amount of assets therein are considered to be managed by him and are also attributed to any other Portfolio Manager(s) who manage(s) the balance of the other account. Likewise, the total number of registered investment companies managed by the Portfolio Managers and the total amount of assets in the registered investment companies are overstated because if a Portfolio Manager is part of a team that manages the registered investment company, that registered investment company and the total amount of assets therein are considered to be managed by him and are also attributed to any other Portfolio Manager(s) who also manage(s) the registered investment company.

**Mr. Brewer was not a Portfolio Manager as of December 31, 2007.

The Portfolio Managers are compensated for their services by the Manager. The Portfolio Managers’ compensation consists of a fixed salary and a discretionary bonus that is not tied to the performance of any Fund or private account. Like all employees of the Manager, the Portfolio Managers participate in the Manager’s retirement plan. Messrs. Smith and Techentin each manages a private account owned by the Manager and, on an annual basis, the Manager pays each of them a fraction of any net realized gains earned by the account after any offset for net loss carryforwards accrued by the account.

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To the extent that a Fund and another of the Manager’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made according to the bunched order policy.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Funds as of December 31, 2007.

Portfolio Manager	Dollar Range of Equity Securities in the Aggressive Growth Fund	Dollar Range of Equity Securities in the Defensive Balanced Fund	Dollar Range of Equity Securities in the Strategic Growth Fund

Clinton Brewer*	None	None	None

Robert S. Meeder, Jr.	Over $100,000	$50,001- $100,000	$10,001 - $50,000

Dale Smith	$$10,001-$50,000	$10,001-$50,000	$10,001 - $50,000

Robert Techentin	None	None	None

* Mr. Brewer was not a portfolio manager as of December 31, 2007.

OFFICERS AND TRUSTEES

The Board of Trustees oversees the management of the Trust and elects their officers. The officers are responsible for the funds’ day-to-day operations. The Trustees’ and officers’ names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 6125 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are “interested persons” (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

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"Non-Interested" Trustees

Name, Address and Age	Position Held	Year First Elected A Director of Fund Complex[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

WALTER L. OGLE, 70 4124 SW Gleneagles Circle Palm City, FL 34990	Trustee	1984	Retired; self-employed from March 2000 to January 2002; from November 1991 to March 2000 Executive Vice President of Aon Consulting, an employee benefits consulting group (1991-2000); member of the Trust’s Audit Committee.	9	None

JAMES W. DIDION, 77 3727 Guadiato Court Naples, FL	Trustee	1982, 1998	Retired; formerly Executive Vice President of Core Source, Inc., an employee benefit and Workers’ Compensation administration and consulting firm (1991-1997); member of the Trust’s Audit Committee.	9	None

JACK W. NICKLAUS II, 46 11780 U.S. Highway #1 North Palm Beach, FL 33408	Trustee	1998	Designer, Nicklaus Design, a golf course design firm and division of The Nicklaus Companies; member of the Trust’s Audit Committee.	9	None

STUART M. ALLEN, 46 Gardiner Allen DeRoberts Insurance LLC 777 Goodale Blvd. Columbus, OH 43212	Trustee	2006	President of Gardiner Allen Insurance Agency, Inc.; member of the Trust’s Audit Committee.	9	None

ANTHONY D’ANGELO, 47 WTTE Fox-28 1261 Dublin Road Columbus, OH 43215	Trustee	2006	Director of Sales of WSYX ABC 6/WTTE FOX-28, television stations owned and operated by Sinclair Broadcast Group; member of the Trust’s Audit Committee.	9	None

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"Interested" Trustee3,4

Name, Address and Age	Position Held	Year First Elected a Director and/or Officer of the Fund[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

ROBERT S. MEEDER, JR.*, 46	Trustee and President	1992	President of Meeder Asset Management, Inc.	9	None

Other Officers4
Name, Address and Age	Position Held	Year First Elected an Officer of the Fund[1]	Principal Occupation(s) During Past Five Years

BRUCE E. MCKIBBEN*+, 38	Treasurer	2002	Manager/Fund Accounting and Financial Reporting, Mutual Funds Service Co., the Funds' transfer agent (since April 1997).
DALE W. SMITH*+, 48	Vice President	2006
Vice President, Chief Financial Officer and Chief Investment Officer, Meeder Asset Management, Inc., the Trust’s investment adviser, Vice President, Mutual Funds Service Co., the transfer agent to each of the Trust’s funds (since March 2005); Senior Vice President, Financial Services, BISYS Fund Services, Inc., a service provider to mutual funds (1999 to December 2004).

DAVID R. CARSON, 49	Chief Compliance Officer	2006
Chief Compliance Officer and Anti-Money Laundering Officer of the Huntington Funds and Huntington VA Funds (2005 – present); Treasurer and Assistant Treasurer of the Huntington Funds, Huntington Asset Advisors, Inc. (2002-2005).

1 Trustees and Officers of the Fund serve until their resignation, removal or retirement.

2 This includes all directorships (other than those in the Fund Complex) that are held by each trustee as a director of a public company or a registered investment company.

3 "Interested Persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund Complex Investment Adviser, Meeder Asset Management, Inc., or its affiliated entities.

4 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Meeder Asset Management, Inc. serves as Investment Adviser.

* Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the investment adviser of the Funds. Bruce E. McKibben is deemed an “interested person” of the Trust by virtue of his position as an employee of Meeder Asset Management, Inc., the investment adviser of the Funds. Dale W. Smith is deemed an “interested person” of the Trust by virtue of his position as a Vice President, Chief Financial Officer and Chief Investment Officer of Meeder Asset Management, Inc., the investment adviser of the Funds.

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+ P.O. Box 7177, 6125 Memorial Drive, Dublin, Ohio 43017.

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2007

Name of Director	Dollar Range of Fund Shares Owned[1]	Aggregate Dollar Range[1] of Shares Owned in All Funds Within The Fund Complex Overseen by Trustee

“Non-Interested” Trustees Walter L. Ogle	None	Over $100,000

James W. Didion	None	$50,001-$100,000

Jack W. Nicklaus II	None	Over $100,000

Stuart Allen	Aggressive Growth - $10,001 - $50,000; Defensive Growth - $1 - $10,000	Over $100,000

Anthony D’Angelo	Aggressive Growth - $1 – $10,000	$10,001 - $50,000

“Interested” Trustee Robert S. Meeder, Jr.	Aggressive Growth – $50,001 - $100,000; Defensive Growth - $50,001 - $100,000; Focused Growth - $10,001 - $50,000	Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000. The amounts listed for "interested" trustees include shares owned through Meeder Asset Management, Inc.'s retirement plan and 401(k) Plan.

The following table shows the compensation paid by the Funds and the Fund Complex as a whole to the Trustees of the Funds and the Fund Complex during the fiscal year ended December 31, 2007.

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COMPENSATION TABLE
Calendar Year Ended December 31, 2007

Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustee[1,2]

Robert S. Meeder, Jr.	None	None	None	None

Walter L. Ogle	$8,729	None	None	$20,000

James Didion	$8,435	None	None	$19,500

Jack W. Nicklaus II	$6,126	None	None	$14,000

Stuart Allen	$7,837	None	None	$18,000

Anthony D’Angelo	$7,615	None	None	$17,500

1 Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 2007, participating non-interested Trustees accrued deferred compensation in the Deferred Compensation Plan for Independent Trustees from the funds as follows: Jack W. Nicklaus II - $6,126, Stuart Allen - $7,837 and Anthony D’Angelo - $7,615.

2 The Fund Complex consists of 9 investment funds/series.

Each Trustee who is not an “interested person” is paid a total meeting fee of $1,250 for each regular quarterly meeting he attends (in person or by telephone) on behalf of the Trust. No compensation is paid for special meetings of the Trustees. Each Trustee who is not an “interested person” receives a total retainer of $2,500 per calendar quarter for the Trust. Each such “independent” Trustee also serves on all committees of the board and is paid a total of $500 for each committee meeting he attends (in person or by telephone) on behalf of the Trust. The Chairman of the Audit Committee receives a quarterly retainer of $500 in addition to any committee meeting fees to which he is entitled. The Lead Trustee receives a quarterly retainer of $1,250 in addition to any committee meeting fees to which he is entitled.

Trustee fees for the year ended December 31, 2007 in The Aggressive Growth Fund were $8,612 ($7,362 in 2006; $8,580 in 2005), in The Defensive Balanced Fund (formerly The Defensive Growth Fund) were $15,843 and in The Strategic Growth Fund (formerly The Focused Growth Fund) were $14,287.

The Board maintains four standing committees: the Audit Committee, the Nominating Committee, the Fund Performance Committee and the Compensation Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust's financial reports and internal accounting. Each of the Committees are comprised of the following independent Trustees of the Trust: Stuart Allen, Anthony D’Angelo, James Didion, Jack Nicklaus II and Walter Ogle. The Trust's Nominating Committee is responsible for the nomination of trustees to the Board. When vacancies arise or elections are held, the Committee considers qualified nominations including those recommended by shareholders who provide a written request (including qualifications) to the Nominating Committee in care of the Trust's address at 6125 Memorial Drive, Dublin, Ohio 43017. The Fund Performance Committee is generally responsible for reviewing the performance of each of the Trust’s Funds, including its investment strategies, both on an absolute basis and relative to its peer group. The Compensation Committee is generally responsible for making recommendations to the Board regarding the compensation of Trustees who are not affiliated with any investment adviser, administrator or distributor of the Funds. During the fiscal year ended December 31, 2007, the Audit Committee met five times, the Compensation Committee met two times, the Fund Performance Committee met three times and the Nominating Committee met once.

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The Trustees also considered various improvements and upgrades in shareholder services made during the year, financial information about the Manager's costs, an analysis of historical profitability of each Fund's contracts to the Manager and its affiliates, and the importance of supporting quality, long-term service by the Manager to help achieve solid investment performance.

The Trustees and officers of the Trust and the Funds own, in the aggregate, less than 1% of the Trust’s total outstanding shares.

The Trust, the Funds, and the Manager have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Funds. However, each such Code restricts personal investing practices by directors and officers of the Manager and its affiliates, and employees of the Manager with access to information about the purchase or sale of Fund securities. The Code of Ethics for the Trust and the Funds also restricts personal investing practices of trustees of the Trust and the Funds who have knowledge about recent Fund trades. Among other provisions, each Code of Ethics requires that such directors and officers and employees with access to information about the purchase or sale of Fund securities obtain preclearance before executing personal trades. Each Code of Ethics prohibits acquisition of securities without preclearance in, among other events, an initial public offering or a limited offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to put the interests of Fund shareholders before the interest of people who manage the Funds in which the Funds invest.

DISTRIBUTION PLANS

Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "Act") describes the circumstances under which an investment company such as the Trust may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity that is primarily intended to result in the sale of Trust shares.

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The Trust has adopted a Distribution Plan for each of the Funds described herein. These Plans permit, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks and service organizations. Another class of recipients is banks.

The Trust may expend in each of the Funds described herein as much as, but not more than, 0.25 of 1% of the Fund's average net assets annually pursuant to the Plan. A report of the amounts so expended in each such Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan for each such Fund provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

The Plan for each of the Trust's Funds is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements or by vote of a majority of the Trust's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of any of the Plans or in any of the related service agreements upon not more than 60 days' written notice to the service organization or by the vote of the holders of a majority of the Trust's shares, or, upon 15 days' notice, by a party to a service agreement.

Each Plan was approved by the Trust's Board of Trustees, which made a determination that there is a reasonable likelihood the Plans will benefit the Funds. The Plans were approved by shareholders, and they will continue in effect only if approved at least annually by the Board of Trustees. Although the objective of the Trust is to pay 12b-1 recipients for a portion of the expenses they incur, and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by 12b-1 recipients. If any 12b-1 recipient's expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the 12b-1 recipient's expenses are less than what the Trust pays, the 12b-1 recipient is not obligated to refund the excess, and this excess could represent a profit for the 12b-1 recipient.

Total payments made by the Trust to parties with 12b-1 agreements for the year ended December 31, 2007 amounted to $281,565. In addition, the Board of Trustees approved expenditures for the printing and mailing of prospectuses, periodic reports and other sales materials to prospective investors; advertising; the services of public relations and marketing consultants; and the cost of special telephone service to encourage the sale of Fund shares. These expenditures amounted to $14,077 for the year ended December 31, 2007.

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DISTRIBUTION PLAN EXPENSES PAID BY THE FUNDS*

.	Aggressive	Defensive	Strategic
Type of Expense	Growth	Balanced	Growth

Payments to Consultants	$0	$0	$0

Public Relations	$381	$748	$663

Marketing/Advertising	$2,064	$3,259	$2,974

WATS Telephone Service	$675	$1,294	$1,145

Printing and Mailing	$181	$370	$323

Total	$3,301	$5,671	$5,105

*Distribution expenses of the Trust attributable to a particular Fund are borne by that Fund. Distribution expenses that are not readily identifiable as attributable to a particular Fund are allocated among each of the five funds of the Trust based on the relative size of their average net assets.

Any agent or 12b-1 recipient that contemplates entering into an agreement with the Trust for payment in connection with the distribution of Fund shares, under any Fund's distribution plan, shall be responsible for complying with any applicable securities or other laws which may be applicable to the rendering of any such services. It would appear that any agent or 12b-1 recipient would need to be registered as broker/dealer in the state of Texas if Texas residents are their clients.

Each Fund has also adopted an administrative services plan. Under this plan, shares of each Fund bear a service fee of up to 0.20% of the Fund’s average net assets annually. Service fees are used primarily to reimburse financial intermediaries and persons, including “platforms,” for providing personal services to Fund shareholders and maintaining shareholder accounts. Service fees of $259,046 were paid by the Funds for the year ended December 31, 2007.

DISTRIBUTIONS & TAXES

Distributions. Dividends and capital gains distributions are taxable to the shareholder whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them. The Funds will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

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If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Manager, may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Manager with alternate instructions.

Capital Gain Distributions. Long-term capital gains earned by a Fund on the sale of securities by the Fund and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of a Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

Short-term capital gains distributed by a Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

Tax Status of the Fund. The Trust files federal income tax returns for the Funds. Each Fund is treated as a separate entity from the other funds of The Flex-funds® Trust for federal income tax purposes.

Each Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a “regulated investment company” and avoid being subject to federal income or excise taxes at the Fund level, each Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year, as well as on a fiscal year basis. Each Fund intends to comply with other tax rules applicable to regulated investment companies. A Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. Each of the Funds qualified as a "regulated investment company" for each of the last four fiscal years.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions.

Investors should consult their tax advisers to determine whether a Fund is suitable to their particular tax situation.

OTHER SERVICES

Custodian - The Huntington National Bank, 7 Easton Oval, Columbus, OH 43219, is custodian of each of the Fund's assets.

Independent Registered Public Accounting Firm - Cohen Fund Audit Services, Ltd., 800 Westpoint Pkwy., Suite 1100, Westlake, OH 44145-1524, has been retained and approved to be the independent registered public accountants to audit the financial statements for the Fund Complex and provide other assurance, tax, and related services.

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Stock Transfer Agent - Mutual Funds Service Co., 6125 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Meeder Financial, Inc. and a sister company of Meeder Asset Management, Inc., provides to each Fund accounting, administrative, stock transfer, dividend disbursing, and shareholder services. The minimum annual fee for accounting services for each Fund is $7,500. Subject to the applicable minimum fee, each Fund's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of each Fund's average net assets.

Subject to a $4,000 annual minimum fee each Fund incurs the greater of $15 per shareholder account or 0.10% of the Fund’s average net assets, payable monthly, for stock transfer and dividend disbursing services.

Mutual Funds Service Co. also serves as Administrator to the Trust. Services provided to the Trust include coordinating and monitoring any third party services to the Trust; providing the necessary personnel to perform administrative functions for the Trust, assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. Each Fund incurs an annual fee for these administrative services, payable monthly, of 0.10% (ten basis points) of each Fund’s average daily net assets of $50 million or less and 0.08% (eight basis points) of each Fund’s average daily net assets greater than $50 million. These fees are reviewable annually by the respective Trustees of the Trust and the Funds. For the year ended December 31, 2007, total payments to Mutual Funds Service Co. amounted to $419,276 for all of the Funds.

Reports to Shareholders - The Trust provides shareholders with quarterly reports of investments, balances as of the beginning and end of each quarter, all transactions that occurred in the account and other information. The Trust also sends out to shareholders semi-annual and annual reports.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's distributor, if any, and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

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PROXY VOTING PROCEDURES

The Board of Trustees of the Trust has approved proxy voting procedures for the Trust. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds. Records of the Funds' proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Copies of the proxy voting procedures have been filed with the Securities and Exchange Commission, which may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. The procedures are also available on the SEC's EDGAR database at the SEC's website (www.sec.gov). Copies of the procedures can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. A copy will also be sent to you free of charge, at your request by writing to the Trust at 6125 Memorial Drive, Dublin, OH 43017, or calling toll free at 1-800-325-3539. A copy of the Trust's Proxy Voting Procedures is also attached to this SAI as Appendix I.

PRINCIPAL HOLDERS OF OUTSTANDING SHARES

As of May 31, 2008, the following persons owned 5% or more of a class of a Fund's outstanding shares of beneficial interest:

Name	Name & Address	Number of	Percent
of Fund	of Beneficial Owner	Shares of Record	of Class

The Aggressive	*Nationwide Trust Company, FSB	3,176,835.9690	79.35%
Growth Fund	c/o IPO Portfolio Accounting
	P. O. Box 182029
	Columbus, OH 43218-2029

The Defensive	*Nationwide Trust Company, FSB	3,602,409.0870	93.83%
Balanced Fund	c/o IPO Portfolio Accounting
	P. O. Box 182029
	Columbus, OH 43218-2029

The Strategic	*Nationwide Trust Company, FSB	3,040,187.3290	94.85%
Growth Fund	c/o IPO Portfolio Accounting
	P. O. Box 182029
	Columbus, OH 43218-2029

	Nationwide Insurance Company	361,176.1020	5.76%
	QPVA
	c/o IPO Portfolio Accounting
	P. O. Box 182029
	Columbus, OH 43218-2029

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* Indicates control person. Control means beneficial ownership of more than 25% of the shares of the Fund. Because of this control, a control person could prevent a change in the investment adviser or subadviser of the Fund that is favored by other shareholders. A control person could also cause a change in the investment adviser or subadviser of the Fund that is opposed by other shareholders.

To the knowledge of the Trust, the shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

FINANCIAL STATEMENTS

The financial statements and independent registered public accountant’s report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2007. The Fund will provide the Annual Report without charge at written request or request by telephone.

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Appendix I

Proxy Voting Policies,
Procedures and Guidelines

Proxy Voting Policy

Generally

It is the policy of The Flex-funds® (the "Trust") that, absent compelling reasons why a proxy should not be voted, all proxies relating to securities owned by the Trust should be voted.

Proxy voting shall be the responsibility of the Investment Policy Committee, which may delegate such aspects of this responsibility as it may consider appropriate to designated officers or employees of the Trust.

If it is appropriate to do so, the Investment Policy Committee may employ an outside service provider to vote a proxy or to advise in the voting of a proxy.

Proxies are voted in the best interest of the Trust's shareholders. The key element underlying any evaluation of a proxy is the effect, if any, a proposal could have on the current or future value of the Trust's shares of beneficial interest.

Conflicts of Interest

Proxy solicitations that might involve a conflict of interest between the Trust and the investment adviser to the Trust, or the investment adviser's affiliates, will be considered by the Investment Policy Committee which will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, the Trust's commitment to vote proxies in the best interest of the Trust's shareholders, how the proxy will be handled.

Proxy Voting Guidelines

The Trust will evaluate each issue on its merits based on how it impacts public shareholders, including those in the Trust. We will consider management's views along with any others, but have no predisposition for or against management's requests.

Recordkeeping Procedures

The Trust will retain records relating to the voting of proxies, including:

o	A copy of policies, procedures or guidelines relating to the voting of proxies.

o
A copy of each proxy statement that the Trust receives regarding client securities. The Trust may rely on a third party to make and retain, on its behalf, a copy of a proxy statement, provided that the Trust has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request or may rely on obtaining a copy of a proxy statement from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

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o
A record of each vote cast by the Trust. The Trust may rely on a third party to make and retain, on its behalf, a record of the vote cast, provided that the Trust has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

o	A copy of any document created by the Trust that was material to making a decision regarding how to vote proxies or that memorializes the basis for that decision.

o	A copy of each written shareholder request for information on how the Trust voted proxies, and a copy of any written response by the Trust to any shareholder request for information.

These records will be retained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Trust.